UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Allocation Target Shares

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.

BlackRock Funds II

BlackRock Funds V

BlackRock Global Allocation Fund, Inc.

BlackRock Long-Horizon Equity Fund

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Strategic Global Bond Fund, Inc.

FDP Series, Inc.

FDP Series II, Inc.

Managed Account Series

Managed Account Series II

Master Advantage U.S. Total Market LLC

Master Bond LLC

Master Focus Growth LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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October 3, 2018

Dear Shareholder:

Joint special meetings of shareholders of the following funds (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposals discussed in the enclosed joint proxy statement.

BlackRock Advantage Global Fund, Inc.	BlackRock Long-Horizon Equity Fund
BlackRock Advantage U.S. Total Market Fund, Inc.	BlackRock Mid Cap Dividend Series, Inc.
BlackRock Allocation Target Shares	BlackRock Multi-State Municipal Series Trust
BlackRock Balanced Capital Fund, Inc.	BlackRock Municipal Bond Fund, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Municipal Series Trust
BlackRock Bond Fund, Inc.	BlackRock Natural Resources Trust
BlackRock California Municipal Series Trust	BlackRock Strategic Global Bond Fund, Inc.
BlackRock Capital Appreciation Fund, Inc.	FDP Series, Inc.
BlackRock Equity Dividend Fund	FDP Series II, Inc.
BlackRock EuroFund	Managed Account Series
BlackRock Focus Growth Fund, Inc.	Managed Account Series II
BlackRock Funds II	Master Advantage U.S. Total Market LLC
BlackRock Funds V	Master Bond LLC
BlackRock Global Allocation Fund, Inc.	Master Focus Growth LLC

The Funds and the series of the Funds are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter and joint proxy statement because you were a shareholder of record of at least one Equity-Bond Fund on September 24, 2018 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval in connection with a realignment of the boards of directors/trustees overseeing the mutual funds and closed-end funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). The current boards of directors/trustees of the BlackRock-advised Funds (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) are proposing this realignment following a comprehensive review in consultation with BlackRock.

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”) and the Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements. Board I and Board II are referred to together as the “New Boards.”

Following the proposed realignment, certain Equity-Bond Funds (referred to in the enclosed joint proxy statement as “Group B Funds”) would be overseen by Board I, and certain Equity-Bond Funds (referred to in the enclosed joint proxy statement as “Group A Funds”) would be overseen by Board II. As explained in the enclosed joint proxy statement, shareholders of Group A Funds are being asked to elect fifteen nominees to Board II and shareholders of Group B Funds are being asked to elect eleven nominees to Board I. Such nominees (collectively, the “Board Nominees”) have been reviewed and unanimously approved by your Fund’s Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the applicable Board Nominees and believe that their election is in your best interest.

If you are a shareholder of a Fund or a series of a Fund that is organized as a “feeder” in a “master/feeder” structure where the master fund is a part of the Equity-Bond Complex, you will also be asked to provide voting instructions to your feeder Fund as to how, as a beneficial owner of the master fund, your feeder Fund should vote in connection with the election of the Board Nominees for the Board of the applicable master Fund. In addition, shareholders of BlackRock Balanced Capital Fund, Inc., which invests in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC, a BlackRock-advised Fund in the Equity-Liquidity Complex, and Master Total Return Portfolio of Master Bond LLC, an Equity-Bond Fund, are being asked to provide voting instructions in connection with the votes of BlackRock Balanced Capital Fund, Inc. for the election of fifteen board nominees to the board of directors of Master Large Cap Series LLC (Board II) and the election of eleven Board Nominees to the Board of Master Bond LLC (Board I).

Please note that separate joint proxy statements are being sent to shareholders of the funds in the Equity-Bond Complex that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”) and the shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”), who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their Insurance Fund and their Equity-Liquidity Fund, respectively. If you were also the owner of a variable annuity or variable life insurance contract investing in one or more Insurance Funds or a shareholder of record of one or more Equity-Liquidity Funds on the Record Date, you will receive a separate joint proxy statement, proxy card(s) or voting instruction form(s) for such fund(s). Please be certain to vote by telephone or via the Internet with respect to each BlackRock-advised Fund in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

The Existing Board responsible for your Fund recommends that you vote, or submit voting instructions, “FOR” the election of each of the applicable Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a registered shareholder, to gain admission, you must present valid photographic identification, such as a driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee), you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the Meeting. If you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	In person at the Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, to vote your shares.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposals to be voted on, please call Computershare toll-free at 1-866-200-9096.

Sincerely,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	The registrants listed on Appendix A to the enclosed joint proxy statement (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) are holding joint special meetings of shareholders (the “Meeting”) for the election of nominees (collectively, the “Board Nominees”) to the Board of Directors or Trustees of the applicable Fund (each, a “Board,” the members of which are referred to as “Board Members”) in connection with the proposed realignment of the current boards of directors/trustees (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) of the mutual funds and closed-end funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). Each Fund is categorized in the enclosed joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees in Proposal 1(a) or Proposal 1(b). The enclosed joint proxy statement describes proposals to elect the Board Nominees of the Equity-Bond Funds and provides other information relating to the Meeting. The tables starting on page 12 of the joint proxy statement identify the Existing Board Members and the Board Nominees for each Fund.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the BlackRock-advised Funds in the Equity-Liquidity Complex (collectively, the “Equity-Liquidity Funds”) and the Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex, plus an additional director/trustee who currently serves on the boards of directors/

trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the Equity-Bond Board and directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”), other than (i) the members of the Equity-Bond Board and the Equity-Liquidity Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the board members of each Group A Fund who are not “interested persons” (as defined in the Investment Company Act) following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Bond Board and the Equity-Liquidity Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Bond Funds and the Equity-Liquidity Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)	that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)	that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

3)	the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)	that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)	that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication;

7)	the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally; and

8)	that pending retirements of certain Board Members would have required the Equity-Bond Board to identify and nominate new Independent Board Members (as defined below) for election by shareholders, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Independent Board Members with potentially less experience overseeing funds, including those managed by BlackRock.

Q:	What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

A:	Certain Funds and series of Funds (each, a “Feeder Fund” and collectively, the “Feeder Funds”) invest substantially all of their assets in a corresponding fund that has an investment objective that is identical to that of the Feeder Fund (each, a “Master Fund” and collectively, the “Master Funds”). A Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund that invests in a Master Fund is being asked to vote for the Board Nominees of the Master Fund in which the Feeder Fund invests. Under the Investment Company Act of 1940, as amended, each Feeder Fund’s voting rights with respect to the Master Fund interests that the Feeder Fund holds generally must be passed through to the Feeder Fund’s shareholders. This means that each Feeder Fund must vote its Master Fund interests in accordance with the voting instructions received from the Feeder Fund’s shareholders and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). If you are a shareholder of a Feeder Fund, in addition to seeking your votes on Proposals 1(a) or 1(b), as applicable, relating to the Feeder Fund in which you own shares, you will also be asked to provide your voting instructions to your Feeder Fund as to how, as a beneficial owner of a Master Fund, your Feeder Fund should vote for the election of the Board Nominees of the corresponding Master Fund. You will be asked for these voting instructions in Proposals 2(a) or 2(b), as applicable.

Q:	I am a shareholder of BlackRock Balanced Capital Fund, Inc. What proposals am I being asked to vote on?

A:

BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”) invests in two master funds: Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC, which is an Equity-Liquidity Fund, and Master Total Return Portfolio of Master Bond LLC, which is an Equity-Bond Fund. Balanced Capital Fund, as a shareholder of each of Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio, will vote in the election of nominees to the board of directors of Master Large Cap Series LLC and the applicable Board Nominees to the Board of Master Bond LLC, respectively. If you are a shareholder of Balanced

Capital Fund, in addition to seeking your votes on Proposal 1(a) relating to the election of Board Nominees to the Board of Balanced Capital Fund, you will be asked to provide your voting instructions in Proposals 3(a) and 3(b):

•

In Proposal 3(a), Balanced Capital Fund is seeking instructions from its shareholders regarding the election of nominees to the board of directors of Master Large Cap Series LLC, who are the same individuals as the fifteen Board Nominees to the Board of each Group A Fund (Board II).

•

In Proposal 3(b), Balanced Capital Fund is seeking instructions from its shareholders regarding the election of the eleven Board Nominees to the Board of Master Bond LLC, a Group B Fund (Board I), contemplated by Proposal 1(b).

Q:	How do the Boards of the Funds recommend that I vote?

A:	“FOR” each Board Nominee—the Existing Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do I vote my shares?

A:	Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or voting instruction form(s), or by Internet by going to the Internet address provided on the proxy card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”) and following the instructions. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote by ballot in person at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

•

If you are a record holder of your Fund’s shares, in order to gain admission to the Meeting you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker, financial intermediary or other nominee, you will also be required to show satisfactory proof of ownership of shares of your Fund(s), such as your voting instruction form(s) (or a copy thereof) of a letter from your bank, broker, financial intermediary or other nominee or a broker’s statement indicating share ownership as of the Record Date.

•

If you are a registered shareholder, you may vote your shares in person by ballot at the Meeting. If you hold your shares of the Fund(s) in a brokerage account or through a bank, financial intermediary or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the Insurance Funds and the Equity-Liquidity Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $141,000 will be payable by the Funds.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Please vote now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees to your Board. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

To the Shareholders:

Joint special meetings of the shareholders of the funds advised by BlackRock Advisors, LLC set forth below (each, a “Fund” or an “Equity-Bond Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposals set forth below, as more fully described in the accompanying joint proxy statement. Each Fund is categorized in the accompanying joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (defined below) in Proposal 1(a) or Proposal 1(b).

In addition, shareholders of certain Funds (or certain series of Funds) that are organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund”) are being asked to provide voting instructions to elect the applicable Board Nominees of the corresponding Fund or series of a Fund in which such Feeder Fund invests (the “Master Fund”). A list of the Funds (and/or series of Funds) that operate as Feeder Funds, shareholders of which are being asked to submit voting instructions on Proposals 2(a) or 2(b), and such Feeder Funds’ corresponding Master Funds, is set forth in Appendix B to the accompanying joint proxy statement.

In addition, in Proposals 3(a) and 3(b), shareholders of BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”), which invests in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC, a fund in the Equity-Liquidity Complex, and Master Total Return Portfolio of Master Bond LLC, an Equity-Bond Fund, are being asked to provide voting instructions to Balanced Capital Fund in connection with the votes of Balanced Capital Fund, as a beneficial owner of each of Master Large Cap Series LLC and Master Bond LLC, for the election of nominees to the board of directors of Master Large Cap Series LLC and the applicable Board Nominees to the Board of Master Bond LLC.

Proposal		Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund

Proposal		Shareholders Entitled to Vote
PROPOSAL 2(a)	To provide voting instructions to BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc. to vote for the election of fifteen Board Nominees to the board of directors of Master Advantage U.S. Total Market LLC (Board II) and the board of directors of Master Focus Growth LLC (Board II), respectively.	Shareholders of BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc.

PROPOSAL 2(b)	To provide voting instructions to BlackRock Total Return Fund of BlackRock Bond Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC (Board I).	Shareholders of BlackRock Total Return Fund

PROPOSAL 3(a)	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of fifteen nominees to the board of directors of Master Large Cap Series LLC (Board II).	Shareholders of BlackRock Balanced Capital Fund, Inc.

PROPOSAL 3(b)	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC (Board I).	Shareholders of BlackRock Balanced Capital Fund, Inc.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the Board nominees named in the joint proxy statement (the “Board Nominees” or “Nominees”) to the boards of directors/trustees of the Funds (collectively, the “Boards”). Shareholders of Funds identified in the attached table as Group A Funds will vote on the proposal to elect the fifteen Board II Nominees, and shareholders of Funds identified in the attached table as Group B Funds will vote on the proposal to elect the eleven Board I Nominees. In addition, shareholders of Group A Funds that are Feeder Funds will be asked to provide voting instructions to their Funds regarding the proposal to elect the Board Nominees of the applicable Master Fund, and shareholders of Group B Funds that are Feeder Funds will be asked to provide voting instructions to their Funds regarding the proposal to elect the Board Nominees of the applicable Master Fund. Also, shareholders of Balanced Capital Fund will be asked to provide voting instructions for the election of nominees to the board of directors of Master Large Cap Series LLC and the applicable Board Nominees to the Board of Master Bond LLC.

Each current board of directors/trustees of the Funds (each, an “Existing Board”) has reviewed and unanimously approved the fifteen Board II Nominees or the eleven Board I Nominees, as applicable, with respect to each Fund overseen by such Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of your Fund(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund or series of a Fund (each such series, a “Portfolio”) as of the Record Date, and/or if your Fund or Portfolio is organized as a Feeder Fund, you may receive more than one proxy card or voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Fund, including each Portfolio, in which you are a shareholder of record or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 1-866-200-9096.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

October 3, 2018

Equity-Bond Funds

Holding Joint Special Meetings of Shareholders on November 21, 20181

Group A Funds (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II	Group B Funds (Non-Index Fixed-Income Funds) to Elect Nominees of Board I

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Dynamic High Income Portfolio

BlackRock Global Dividend Portfolio

BlackRock LifePath® Smart Beta 2020 Fund

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

BlackRock LifePath® Smart Beta 2060 Fund

BlackRock LifePath® Smart Beta Retirement Fund

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Global Allocation Fund, Inc.

BlackRock Long-Horizon Equity Fund

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund

BlackRock Natural Resources Trust

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

FDP BlackRock International Fund

Managed Account Series

Advantage Global SmallCap Fund

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Enhanced Equity Fund

Mid Cap Dividend Fund

Master Advantage U.S. Total Market LLC

Master Focus Growth LLC

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Emerging Markets Local Currency Bond Fund

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Master Bond LLC

Master Total Return Portfolio

[1]

The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

Page

JOINT PROXY STATEMENT	1

PROPOSALS 1(a), 1(b), 2(a), 2(b), 3(a) AND 3(b)—ELECTION OF BOARD NOMINEES	7

VOTE REQUIRED AND MANNER OF VOTING PROXIES	34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

ADDITIONAL INFORMATION	38

Appendix A – Fund Information/Quorum and Voting Requirements	A-1

Appendix B – Master/Feeder Structures	B-1

Appendix C – Additional Information for Balanced Capital Fund’s Shareholders Relating to the Election of Nominees to the Board of Directors of Master Large Cap Series LLC	C-1

Appendix D – Shares Outstanding/Votes	D-1

Appendix E – Compensation of the Existing Board Members and Board Nominees	E-1

Appendix F – Equity Securities Owned by Board Members and Board Nominees	F-1

Appendix G – Meetings of the Boards	G-1

Appendix H – Executive Officers of the Funds	H-1

Appendix I – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants	I-1

Appendix J – Investment Manager, Sub-Advisers and Administrators	J-1

Appendix K – 5% Share Ownership	K-1

BLACKROCK EQUITY-BOND FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors or trustees (each, a “Board” or an “Existing Board” and the members of which are referred to as “Board Members” or “Existing Board Members”) of each of the registrants advised by BlackRock (defined below) listed in Appendix A to this Proxy Statement (each, a “Fund” or an “Equity-Bond Fund,” which may also be collectively referred to herein as the “Equity-Bond Complex”) for the election of directors or trustees. Each Fund is categorized in this Proxy Statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (as defined below) in Proposal 1(a) or Proposal 1(b). In addition, if you are a shareholder of a Fund or a series of a Fund organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund” and collectively, the “Feeder Funds”) where the master fund (each, a “Master Fund” and collectively, the “Master Funds”) is an Equity-Bond Fund (or a series of an Equity-Bond Fund), you will also be asked to provide voting instructions to your Feeder Fund as to how, as a beneficial owner of the corresponding Master Fund, your Feeder Fund should vote for the election of the Board Members overseeing such Master Fund (a list of Feeder Funds and their corresponding Master Funds is set forth in Appendix B). Also, shareholders of BlackRock Balanced Capital Fund, Inc. (“Balanced Capital Fund”), which invests in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC, a fund in the Equity-Liquidity Complex (an “Equity-Liquidity Fund”), and Master Total Return Portfolio of Master Bond LLC, an Equity-Bond Fund, are being asked to provide voting instructions to Balanced Capital Fund in connection with the votes of Balanced Capital Fund, as a beneficial owner of each of Master Large Cap Series LLC and Master Bond LLC, for the election of the nominees to the board of directors of Master Large Cap Series LLC and the applicable Board Nominees to the Board of Master Bond LLC. The proxies will be voted at the joint special meetings of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:00 a.m. (Eastern time). The Meeting will be held for the purpose of electing fifteen nominees to the Board of each Group A Fund and eleven nominees to the Board of each Group B Fund (collectively, the “Board Nominees”).

The Board of each Fund has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about October 9, 2018, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about October 10, 2018.

Each Fund is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”), or a Delaware limited liability company (each, a “Delaware LLC”), and each is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A list identifying the form of organization of each Fund is set forth on Appendix A. Certain of the Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a series Fund include shareholders of all Portfolios of that Fund.

On September 17, 2018, certain newly-formed Portfolios (collectively, the “New Portfolios”) acquired all of the assets, subject to the liabilities, of corresponding funds that were within the Equity-Bond Complex (collectively, the “Predecessor Portfolios”) in tax-free reorganizations (collectively, the “Reorganizations”). Each New Portfolio has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the corresponding Predecessor Portfolio. As a result of the applicable Reorganization, each New Portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. Accordingly, certain information relating to each New Portfolio included in this Proxy Statement is that of the corresponding Predecessor Portfolio.

Each Fund’s fiscal year end can be found on Appendices G and I.

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposals 1(a) and 1(b), as applicable, for each Fund are also set forth in Appendix A. For each Fund that is organized as a series Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting with respect to Proposal 1(a) or 1(b), as applicable to that particular Fund.

The number of outstanding shares of each class of each Fund and Portfolio as of the close of business on the Record Date are shown in Appendix D. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund or of a Portfolio of the Fund, except as set forth in Appendix K.

The Fund or, if applicable, the Portfolio in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund or Portfolio on the Record Date, or if you owned shares of a Feeder Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund and Portfolio you own, and provide voting instructions to your Feeder Fund relating to the election of Board Nominees to the board of directors/trustees of any master fund in which your Fund or Portfolio is a Feeder Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll-free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address or phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

Proposal		Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

PROPOSAL 2(a)	To provide voting instructions to BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc. to vote for the election of fifteen Board Nominees to the board of directors of Master Advantage U.S. Total Market LLC (Board II) and the board of directors of Master Focus Growth LLC (Board II), respectively.	Shareholders of BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc., with respect to their Feeder Fund

PROPOSAL 2(b)	To provide voting instructions to BlackRock Total Return Fund of BlackRock Bond Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC (Board I).	Shareholders of BlackRock Total Return Fund

PROPOSAL 3(a)	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of fifteen nominees to the board of directors of Master Large Cap Series LLC (Board II).	Shareholders of BlackRock Balanced Capital Fund, Inc.

PROPOSAL 3(b)	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC (Board I).	Shareholders of BlackRock Balanced Capital Fund, Inc.

Group A Funds[1,2] (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II	Group B Funds[1,2] (Non-Index Fixed-Income Funds) to Elect Nominees of Board I

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Dynamic High Income Portfolio

BlackRock Global Dividend Portfolio

BlackRock LifePath® Smart Beta 2020 Fund

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

BlackRock LifePath® Smart Beta 2060 Fund

BlackRock LifePath® Smart Beta Retirement Fund

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Global Allocation Fund, Inc.

BlackRock Long-Horizon Equity Fund

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund

BlackRock Natural Resources Trust

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

FDP BlackRock International Fund

Managed Account Series

Advantage Global SmallCap Fund

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Enhanced Equity Fund

Mid Cap Dividend Fund

Master Advantage U.S. Total Market LLC

Master Focus Growth LLC

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Emerging Markets Local Currency Bond Fund

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Master Bond LLC

Master Total Return Portfolio

[1]

The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

[2]	The principal executive office of each Fund is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to Be Held on November 21, 2018. The Notice of Joint Special Meetings of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-30202. On this website, you will be able to access the Notice of Joint Special Meetings of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

PROPOSALS 1(a), 1(b), 2(a), 2(b), 3(a) AND 3(b)—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1(a) is to elect fifteen Board Nominees to the Board of each Group A Fund (Board II).

The purpose of Proposal 1(b) is to elect eleven Board Nominees to the Board of each Group B Fund (Board I).

The purpose of Proposal 2(a) is to provide voting instructions to each of BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc. with respect to how BlackRock Advantage U.S. Total Market Fund, Inc., as a beneficial owner of Master Advantage U.S. Total Market LLC, and BlackRock Focus Growth Fund, Inc., as a beneficial owner of Master Focus Growth LLC, should vote in connection with the election of fifteen Board Nominees to the Board of Master Advantage U.S. Total Market LLC and the Board of Master Focus Growth LLC, respectively. Master Advantage U.S. Total Market LLC and Master Focus Growth LLC are Group A Funds (Board II).

The purpose of Proposal 2(b) is to provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond, Inc., with respect to how, as a beneficial owner of Master Bond LLC, BlackRock Total Return Fund should vote in connection with the election of eleven Board Nominees to the Board of Master Bond LLC. Master Bond LLC is a Group B Fund (Board I).

The purpose of Proposal 3(a) is for shareholders of Balanced Capital Fund to provide voting instructions with respect to how Balanced Capital Fund should vote, as a beneficial owner of Master Large Cap Series LLC, for the election of fifteen nominees to the board of directors of Master Large Cap Series LLC. Balanced Capital Fund invests in the Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC, an Equity-Liquidity Fund. Balanced Capital Fund is requesting instructions from its shareholders with respect to how Balanced Capital Fund should vote for the election of the nominees to the board of directors of Master Large Cap Series LLC, who are the same individuals as the fifteen Board Nominees to the Board of each Group A Fund, including Balanced Capital Fund (Board II).

•	Shareholders of Balanced Capital Fund: Please refer to Appendix C for additional information relating to the election of nominees to the board of directors of Master Large Cap Series LLC.

The purpose of Proposal 3(b) is to provide voting instructions to Balanced Capital Fund with respect to how, as a beneficial owner of Master Bond LLC, Balanced Capital Fund should vote in connection with the election of eleven Board Nominees to the Board of Master Bond LLC. Master Bond LLC is a Group B Fund (Board I).

A list of the Group A Funds and Group B Funds appears on page 5 of this Proxy Statement.

The election of the Board Nominees is being proposed as part of a larger initiative to realign and consolidate the Boards overseeing the mutual funds and closed-end funds advised by BlackRock (collectively, the “BlackRock-advised Funds”). That initiative is described in more detail below.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this Proxy Statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this Proxy Statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the Equity-Liquidity Funds and the Insurance Funds in the Equity-Bond Complex are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex (collectively, the “Closed-End Funds”), plus an additional director/trustee who currently serves on the boards of directors/trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the Equity-Bond Board and directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”), other than (i) the members of the Equity-Bond Board and the Equity-Liquidity Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the Independent Board Members (as defined below) of each Group A Fund following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Bond Board and the Equity-Liquidity Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Bond Funds and the Equity-Liquidity Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)	that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)	that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

3)	the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)	that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)	that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication;

7)	the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally; and

8)	that pending retirements of certain Board Members would have required the Equity-Bond Board to identify and nominate new Independent Board Members (as defined below) for election by shareholders, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Independent Board Members with potentially less experience overseeing funds, including those managed by BlackRock.

The Equity-Bond Board has concluded that the Board Nominees to Board II have the requisite capacity and expertise to oversee all of the Group A Funds (and Master Large Cap Series LLC) and recommends that shareholders of the relevant Funds vote for Proposal 1(a) and, if applicable, provide voting instructions for Proposal 2(a) and/or Proposal 3(a), and has concluded that the Board Nominees to Board I have the requisite capacity and expertise to oversee all of the Group B Funds and recommends that shareholders of the relevant Funds vote for Proposal 1(b) and, if applicable, provide voting instructions for Proposal 2(b) and/or Proposal 3(b).

The Proposals described in this Proxy Statement were considered and approved unanimously by the Existing Board Members who were present at the July Meetings. You are being asked to elect the Board Nominees to serve as the Board of your Fund(s). Each Board I Nominee has consented to serve on the Boards of the Group B Funds if elected by shareholders. Each Board II Nominee has consented to serve on the Boards of the Group A Funds if elected by shareholders. If, however, before the election, a Nominee is unable to serve or for good cause will not serve, proxies may be voted for a replacement Board Nominee, if any, designated by the current Board Members of your Fund.

The nominations of the Board Nominees have been approved by the Existing Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Equity-Bond Fund currently consists of eleven Board Members, nine of whom are not “interested persons” (as defined in the Investment Company Act) (the “Independent Board Members”) of the Funds.

The Board recommends, with respect to each of the Group A Funds, a vote “FOR” the election of each of Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton (the “Board II Nominees”). Two current members of the boards of directors/trustees of the Equity-Liquidity Funds, Robert C. Robb, Jr. and Frederick W. Winter, are expected to serve as consultants to the Independent Board Members of each Group A Fund through the end of the calendar year in which they turn 75 years old.

The Board recommends, with respect to each of the Group B Funds, a vote “FOR” the election of each of Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Robert Fairbairn, Henry Gabbay, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, John M. Perlowski and Karen P. Robards (the “Board I Nominees”). Each Board I Nominee other than Henry Gabbay currently serves as a director/trustee of the Closed-End Funds. Each director/trustee of the Closed-End Funds is elected each year (or every three years, in the case of Closed-End Funds with three classes of directors/trustees) by the shareholders of the Closed-End Funds. Henry Gabbay currently serves as an Independent Board Member of each Fund. Henry Gabbay served as a director/trustee of the Closed-End Funds from 2007 through 2014.

All of the Board Nominees, other than John M. Perlowski and Robert Fairbairn, are not “interested persons” of the Funds (the “Independent Board Nominees”). Robert Fairbairn and John M. Perlowski each currently serves as a Board Member of each Fund, as well as a director/trustee of the Closed-End Funds and the Equity-Liquidity Funds, and is considered an “interested person” of the Funds because of his affiliation with BlackRock, Inc. and its affiliates. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal.

The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio thereof as of the Record Date, and/or if your Fund or Portfolio thereof is a Feeder Fund, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Existing Board of each respective Fund.

Subject to the Funds’ shareholders electing the applicable Board Nominees, it is anticipated that following the Board realignment and consolidation, Mark Stalnecker, the current Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds, will serve as the Chair of the Boards of the Group A Funds. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Richard E. Cavanagh and Karen P. Robards, the current Chair and Vice Chair, respectively, of the boards of directors/trustees of the Closed-End Funds, will serve as Co-Chairs of the Boards of the Group B Funds.

The Governance Committee of the Board of each Fund has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member of the Funds satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that each Independent Board Nominee that is not a current Board Member satisfies the standards contemplated by the Statement of Policy. The Boards believe that, collectively, the Independent Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other BlackRock-advised Funds (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Board II Nominees (Group A Funds)

Certain biographical and other information relating to the Board II Nominees is set forth below.

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Independent Board Nominees

Mark Stalnecker 1951	Nominee Chair Elect of the Equity-Liquidity Funds (Since 2018)[5]	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Bruce R. Bond 1946	Board Member (Since 2007) Nominee	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Susan J. Carter 1956	Nominee	Director, Pacific Pension Institute from 2014 to 2018; Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Collette Chilton 1958	Nominee	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Neil A. Cotty 1954	Nominee	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Lena G. Goldberg 1949	Board Member (Since 2016) Nominee	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President-Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Robert M. Hernandez 1944	Board Member (Since 2007) Nominee	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Henry R. Keizer 1956	Board Member (Since 2016) Nominee	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

Cynthia A. Montgomery 1952	Nominee	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Board Member (Since 2015) Nominee	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming, since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Joseph P. Platt 1947	Nominee	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Nominee	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Claire A. Walton 1957	Nominee	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Interested Board Nominees[6]

Robert Fairbairn[7] 1965	Board Member (Since 2015) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board II Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board II Nominee has served for a Fund covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Nominees as joining the Boards in 2007, those Independent Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Bruce R. Bond, 2005 and Robert M. Hernandez, 1996. In addition, certain Independent Board Nominees who are currently directors/trustees of the Equity-Liquidity Funds first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; and Kenneth L. Urish, 1999. The other Independent Board Nominees who are currently directors/trustees of the Equity-Liquidity Funds became members of the boards of directors/trustees of the Equity-Liquidity Funds as follows: Mark Stalnecker, 2015; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; and Claire A. Walton, 2016.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board II Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board II Nominee.

[5]

Mr. Stalnecker was approved as Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Boards of the Group A Funds, following the retirement of Rodney D. Johnson, the current chair of the boards of directors/trustees of the Equity-Liquidity Funds, on December 31, 2018.

[6]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the Equity-Liquidity Funds and Closed-End Funds.

[7]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Bond Funds and the Equity-Liquidity Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board II Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group A Funds.

Board II Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Bruce R. Bond	Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Board II Nominees	Experience, Qualifications and Skills
Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from 2014 to 2018. She currently serves as trustee to the Financial Accounting Foundation, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest, Advisory Board Member for Bridges Fund Management and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation.

Lena G. Goldberg	Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Robert M. Hernandez	Robert M. Hernandez has served for approximately 23 years on the board of registered investment companies, having served as Chair of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies.

Board II Nominees	Experience, Qualifications and Skills
Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Board II Nominees	Experience, Qualifications and Skills
Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Interested Board Nominees

Robert Fairbairn	Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

Board I Nominees (Group B Funds)

Certain biographical and other information relating to the Board I Nominees is set forth below.

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
Independent Board Nominees

Richard E. Cavanagh 1946	Nominee	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Karen P. Robards 1950	Nominee	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Nominee	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
Cynthia L. Egan 1955	Nominee	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Nominee	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Henry Gabbay 1947	Board Member (Since 2007) Nominee	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	89 RICs consisting of 114 Portfolios	None

R. Glenn Hubbard 1958	Nominee	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
W. Carl Kester 1951	Nominee	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Catherine A. Lynch 1961	Nominee	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Interested Board Nominees[5]

Robert Fairbairn[6] 1965	Board Member (Since 2015) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board I Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Board Member would hold office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Board I Nominees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. Each Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board I Nominee has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three fund boards in 2007. Certain Independent Board Nominees are not Board Members of the Funds; however, those Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. The other Independent Board Nominees who are currently directors/trustees of the Closed-End Funds became members of the boards of directors/trustees of the Closed-End Funds as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board I Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board I Nominee.

[5]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also directors/trustees of the Closed-End Funds and the Equity-Liquidity Funds.

[6]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Bond Funds and the Equity-Liquidity Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board I Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group B Funds.

Board I Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Richard E. Cavanagh	Richard E. Cavanagh is expected to bring to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service as a director/trustee/chair of the Closed-End Funds also provides him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service and the Volunteers of America.

Board I Nominees	Experience, Qualifications and Skills
Karen P. Robards	The Boards are expected to benefit from Karen P. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of directors/trustees of the Closed-End Funds also provides her with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

Michael J. Castellano	The Boards are expected to benefit from Michael J. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc.

Cynthia L. Egan	Cynthia L. Egan is expected to bring to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company.

Board I Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry.

Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain Closed-End Funds, as well as his former positions on the Equity-Liquidity and Closed-End Fund Boards and his current position as an Independent Board Member of each Fund, provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies.

Board I Nominees	Experience, Qualifications and Skills
W. Carl Kester	The Boards are expected to benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst.

Interested Board Nominees

Robert Fairbairn	Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Liquidity Funds and the Closed-End Funds.

Existing Board Members Not Seeking Re-Election

Certain biographical and other information relating to the Existing Board Members who are not seeking re-election as a result of their retirement is set forth below. The terms of the Existing Board Members listed below will end on December 31, 2018.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Existing Board Members

James H. Bodurtha 1944	Existing Board Member (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None

Honorable Stuart E. Eizenstat 1943	Existing Board Member (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

John F. O’Brien 1943	Existing Board Member (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

[1]	The address of each Existing Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which an Existing Board Member has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Existing Board Members as joining the Boards in 2007, those Existing Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Honorable Stuart E. Eizenstat, 2001; and John F. O’Brien, 2005.

The table below discusses some of the experiences, qualifications and skills of each of the Existing Board Members who are not seeking re-election as a result of their retirement.

Existing Board Members	Experience, Qualifications and Skills
Independent Existing Board Members

James H. Bodurtha	James H. Bodurtha has served for more than 25 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.

The Honorable Stuart E. Eizenstat	The Honorable Stuart E. Eizenstat has served for approximately 16 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union, Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies.

John F. O’Brien	John F. O’Brien has served for approximately 12 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Board Leadership Structure and Oversight

Each Board of the Funds in the Equity-Bond Complex currently consists of eleven Board Members, nine of whom are Independent Board Members. The investment companies registered under the Investment Company Act that are advised by BlackRock or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Bond Complex and the Equity-Liquidity Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are currently all included in the Equity-Bond Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of each Board is an Independent Board Member, and the Chair (as set forth below) of each Board committee (each, a “Committee”) is an Independent Board Member. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee (the “Governance Committee”), a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Boards is to preside at all meetings of the Boards, and to act as a liaison with service providers, officers, attorneys, and other Board Members generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or the Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Boards have regular meetings five times a year, and may hold special meetings if required before the next regular meeting. Each Committee of a Board meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conducts annual assessments of its oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Boards have engaged BlackRock to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing BlackRock, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of BlackRock and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BlackRock or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through the Committees, also review reports from, among others, management, the independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) for each Fund, sub-advisers, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer (the “CCO”) of the Funds,

who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix E.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee or are nominated to oversee in the BlackRock Fund Complexes, as of August 1, 2018, is set forth in Appendix F.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board Members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix G.

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Existing Board of each Fund has established the following standing committees for each Fund:

Audit Committee. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s Independent Registered Public Accounting Firm and to oversee the Independent Registered Public Accounting Firm’s work. The responsibilities of the Audit Committee include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each audit and discuss each Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of each Fund’s investments and their classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and each Fund’s Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Existing Board of each Fund has adopted a written charter for the Audit Committee, a copy of which is available at https://www.blackrock.com/investing/literature/shareholder-letters/eb-el-open-end-funds-audit-committee-charters.pdf.

The Audit Committee of each Fund, other than BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund (which each had three Audit Committee meetings) and BlackRock LifePath® Smart Beta 2060 Fund, BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund (which each had two Audit Committee meetings), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix G.

The current members of each Fund’s Audit Committee, all of whom are Independent Board Members, are as follows:

Henry R. Keizer (Chair)

Bruce R. Bond

Robert M. Hernandez

Effective January 1, 2019, it is anticipated that Henry R. Keizer will serve as Chair of the Audit Committee of each Group A Fund, subject to shareholder election of the Board Nominees. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Michael J. Castellano will serve as Chair of the Audit Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Governance and Nominating Committee. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Board Members of each Fund and recommend Independent Board Member nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Board Member compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Board Members; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee of each Board may consider nominations for the office of Board Member made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds and include biographical information and set forth the qualifications of the proposed nominee. The Existing Board of each Fund has adopted a written charter for the Governance Committee, a copy of which, including the Statement of Policy, is available at https://www.blackrock.com/investing/literature/forms/eb-el-open-end-funds-governance-committee-charters.pdf.

The Governance Committee of each Fund, other than BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund (which each had three Governance Committee meetings) and BlackRock LifePath® Smart Beta 2060 Fund, BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund (which each had two Governance Committee meetings) and BlackRock Balanced Capital Fund, Inc., Master Total Return Portfolio, BlackRock Core Bond Portfolio, BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Capital Appreciation Fund, Inc., BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund (which each had four Governance Committee meetings), met five times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix G.

The current members of each Fund’s Governance Committee, all of whom are Independent Board Members, are as follows:

Bruce R. Bond (Chair)

Robert M. Hernandez

Henry R. Keizer

Effective January 1, 2019, it is anticipated that Cynthia A. Montgomery will serve as Chair of the Governance Committee of each Group A Fund and R. Glenn Hubbard will serve as Chair of the Governance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets in accordance with the Statement of Policy described above so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing each Fund in determining whether one or more new Board Members should be added to the Board. Each Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee of each Board believes that the Board Nominees as a group possess the array of skills, experiences and backgrounds necessary to guide each Fund. The Board Nominees’ biographies included in this Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds. The Governance Committee may, but is not required to, engage the services of a third-party firm at the relevant Funds’ expense to identify and assist in evaluating potential Board candidates.

Further, each Board has adopted Board Member qualification requirements, including: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements.

Compliance Committee. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and any sub-adviser and the Funds’ third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning a Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding each Fund’s CCO, including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Existing Board of each Fund has adopted a written charter for the Fund’s Compliance Committee.

The Compliance Committee of each Fund, other than BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund (which each had two Compliance Committee meetings) and BlackRock LifePath® Smart Beta 2060 Fund, BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund (which each had one Compliance Committee meeting), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix G.

The current members of each Fund’s Compliance Committee, all of whom are Independent Board Members, are as follows:

Lena G. Goldberg (Chair)

James H. Bodurtha

Honorable Stuart E. Eizenstat

Effective January 1, 2019, it is anticipated that Lena G. Goldberg will serve as Chair of the Compliance Committee of each Group A Fund and Cynthia L. Egan will serve as Chair of the Compliance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Performance Oversight Committee. The purpose of the Performance Oversight Committee is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review a Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review each Fund’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Existing Board of each Fund has adopted a written charter for the Performance Oversight Committee.

The Performance Oversight Committee of each Fund, other than BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund (which each had two Performance Oversight Committee meetings) and BlackRock LifePath® Smart Beta 2060 Fund, BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund (which each had one Performance Oversight Committee meeting), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix G.

The current members of each Fund’s Performance Oversight Committee, all of whom are Independent Board Members (other than Robert Fairbairn, who is an “interested person” of the Funds), are as follows:

Donald C. Opatrny (Chair)

Henry Gabbay

John F. O’Brien

Robert Fairbairn

Effective January 1, 2019, it is anticipated that Donald C. Opatrny will serve as Chair of the Performance Oversight Committee of each Group A Fund and Frank J. Fabozzi will serve as Chair of the Performance Oversight Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Executive Committee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Existing Board of each Fund has adopted a written charter for the Executive Committee.

The Executive Committee of each Fund did not meet during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix G.

The current members of each Fund’s Executive Committee, all of whom are Independent Board Members (other than Robert Fairbairn, who is an “interested person” of the Funds), are as follows:

Bruce R. Bond

Lena G. Goldberg

Robert M. Hernandez

Henry R. Keizer

Donald C. Opatrny

Robert Fairbairn

Executive Officers of the Funds. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix H.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposals 1(a) and 1(b), as applicable to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board Nominees is set forth in Appendix A. Votes on Proposals 1(a) and 1(b) will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. Approval of Proposals 1(a) and 1(b) will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposals 1(a) or 1(b), as applicable, for Funds (identified in Appendix A) which require a majority of the outstanding shares present, in person or by proxy. However, abstentions and broker non-votes will not have an effect on Proposals 1(a) or 1(b), as applicable, for Funds that require a plurality or a majority of the votes cast. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for a Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Fund.

The shareholders of each Fund organized as a Feeder Fund in a master/feeder structure (identified in Appendix B) where such Fund invests all or substantially all of its assets in a corresponding Master Fund or series of a corresponding Master Fund that is an Equity-Bond Fund are also being asked, in Proposals 2(a) and 2(b), as applicable, to provide voting instructions to such Feeder Fund with respect to the election of the Board Nominees of the corresponding Master Fund contemplated by Proposals 1(a) and 1(b), respectively.

Each Feeder Fund will vote its interests in the Master Fund in which it invests in accordance with the voting instructions received from the shareholders of the Feeder Fund and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its interests in the applicable Master Fund at the Meeting. Because each Feeder Fund will use proportional voting to vote its interests in its corresponding Master Fund, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. Please note that, as the Master Funds may have more than one Feeder Fund, it is possible that a matter may be approved by a Master Fund’s shareholders, even if it is not approved by a particular Feeder Fund’s shareholders.

The shareholders of Balanced Capital Fund are being asked, in Proposals 3(a) and 3(b), respectively, to provide voting instructions to Balanced Capital Fund with respect to its votes for the election of nominees to the board of directors of Master Large Cap Series LLC, an Equity-Liquidity Fund in which Balanced Capital Fund invests, and the election of Board Nominees to the Board of Master Bond LLC, an Equity-Bond Fund in which Balanced Capital Fund invests.

Balanced Capital Fund will vote its interests in Master Large Cap Series LLC and Master Bond LLC in accordance with the voting instructions received from its shareholders, and will vote interests in Master Large Cap Series LLC and Master Bond LLC with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders. Balanced Capital Fund does not require that a specified number of shareholders submit voting instructions before Balanced Capital Fund will vote its interests in Master Large Cap Series LLC or Master Bond LLC at the special meetings of shareholders of Master Large Cap Series LLC and Master Bond LLC, respectively. Because Balanced Capital Fund will use proportional voting to vote its interests in Master Large Cap Series LLC and Master Bond LLC, a small number of shareholders could determine how Balanced Capital Fund votes if other shareholders fail to vote.

If you hold your shares directly through the Fund (i.e., not through a bank, broker, financial intermediary or other nominee, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposals 1(a) or 1(b), as applicable, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Boards “FOR” the Board Nominees in Proposals 1(a) and 1(b) and, if applicable, “FOR” the Board Nominees in Proposals 2(a) and 2(b), as applicable, and/or Proposals 3(a) and 3(b), as applicable.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1(a) and 1(b), and to submit voting instructions for Proposals 2(a), 2(b), 3(a) and 3(b), as applicable, before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposals 1(a) and 1(b), and submit voting instructions for Proposals 2(a), 2(b), 3(a) and 3(b), as applicable, on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of a Fund (that is if you hold shares of a Fund through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposals 1(a) and 1(b), as applicable (and to submit voting instructions for Proposals 2(a), 2(b), 3(a) and 3(b), as applicable). Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund and Portfolio have selected Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as applicable, as the Independent Registered Public Accounting Firm for each Fund and, if applicable, its Portfolios, as indicated on Appendix I.

No representatives of D&T or PwC will be present at the Meeting.

Appendix I sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix I relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix I to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm.

Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T or PwC, as applicable, to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T or PwC, as applicable, to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T or PWC, as applicable, to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Henry R. Keizer (Chair)

Bruce R. Bond

Robert M. Hernandez

ADDITIONAL INFORMATION

Investment Manager, Sub-Advisers and Administrators

The investment manager, sub-adviser(s), if any, and administrator(s), if any, of each Fund are identified in Appendix J.

5% Share Ownership

As of September 24, 2018, to the best of each Fund’s knowledge, the persons listed in Appendix K owned more than 5% of the outstanding shares of the class of such Fund indicated.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 40 East 52nd Street, New York, New York 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare, located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the Insurance Funds and the Equity-Liquidity Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $141,000 will be payable by the Funds. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Joint Special Meetings

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposals 1(a) and 1(b) will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting. For Funds organized as a Delaware statutory trust, a list of shareholders as of the Record Date will be available for inspection at BlackRock’s offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, during regular business hours beginning ten days prior to the date of the Meeting.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and each Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

October 3, 2018

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the Portfolios, if any, of each Fund, (iii) the form of organization of each Fund, (iv) the voting rights of shares of/interests in each Fund, (v) the quorum requirement for each Fund and (vi) the vote required to approve Proposals 1(a) or 1(b), as applicable, with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean (i) if the Fund is organized as a trust, the units of beneficial interest of the Fund, (ii) if the Fund is organized as a corporation, the shares of stock of the Fund and (iii) if the Fund is organized as a limited liability company, the limited liability company interests of the Fund.

Group A Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BlackRock Advantage Global Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Advantage U.S. Total Market Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Balanced Capital Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Basic Value Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Capital Appreciation Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Equity Dividend Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BlackRock EuroFund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock Focus Growth Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Funds II	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Dynamic High Income Portfolio

BlackRock Global Dividend Portfolio

BlackRock LifePath® Smart Beta 2020 Fund

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BlackRock LifePath® Smart Beta 2060 Fund

BlackRock LifePath® Smart Beta Retirement Fund

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Global Allocation Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Long-Horizon Equity Fund	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock Mid Cap Dividend Series, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Mid Cap Dividend Fund

BlackRock Natural Resources Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

FDP Series, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

FDP BlackRock International Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
Managed Account Series	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

Advantage Global SmallCap Fund

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Enhanced Equity Fund

Mid Cap Dividend Fund

Master Advantage U.S. Total Market LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote proportionate to its interest as recorded on the books of the Fund	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

Master Focus Growth LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote proportionate to its interest as recorded on the books of the Fund	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]

Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1(a).

[3]

The quorum requirement for a Portfolio of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(a), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all Portfolios that are series of the Fund voting together is required.

Group B Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[3]
BlackRock Allocation Target Shares	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	Plurality of shares entitled to vote

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[3]
BlackRock Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Total Return Fund

BlackRock California Municipal Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock California Municipal Opportunities Fund

BlackRock Funds V	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Emerging Markets Local Currency Bond Fund

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[3]
BlackRock Multi-State Municipal Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

FDP Series II, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

FDP BlackRock CoreAlpha Bond Fund

Managed Account Series II	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock U.S. Mortgage Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[3]
Master Bond LLC	Delaware LLC	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

Master Total Return Portfolio

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]

Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1(b).

[3]

The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(b), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Fund voting together is required.

Appendix B – Master/Feeder Structures

The following chart identifies the Funds and Portfolios that are organized in master/feeder structures:

Master Fund	Feeder Fund(s)
Master Advantage U.S. Total Market LLC	BlackRock Advantage U.S. Total Market Fund, Inc.

Master Bond LLC Master Total Return Portfolio	BlackRock Bond Fund, Inc. BlackRock Total Return Fund

Master Focus Growth LLC	BlackRock Focus Growth Fund, Inc.

B-1

Appendix C – Additional Information for Balanced Capital Fund’s Shareholders Relating to the Election of Nominees to the Board of Directors of Master Large Cap Series LLC

Proposal to Elect Nominees to the Board of Directors of Master Large Cap Series LLC

In Proposal 3(a) described in this Proxy Statement, shareholders of Balanced Capital Fund are being asked to submit voting instructions to Balanced Capital Fund with respect to how Balanced Capital Fund, as a beneficial owner of Master Large Cap Series LLC (“Master Large Cap”), should vote in the election of nominees to the board of directors of Master Large Cap (the “Master Large Cap Board”). Balanced Capital Fund invests in Master Advantage Large Cap Core Portfolio, a series of Master Large Cap.

Master Large Cap is an Equity-Liquidity Fund and is seeking votes from its shareholders (i.e., Balanced Capital Fund and any other funds that invest in series of Master Large Cap) in a separate proxy statement (the “Equity-Liquidity Proxy Statement”), which is available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

The Notice of Joint Special Meetings of Shareholders of the Equity-Liquidity Funds in the Equity-Liquidity Proxy Statement sets forth the following proposal pursuant to which Balanced Capital Fund will vote as a shareholder of Master Large Cap:

PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

For purposes of the Equity-Liquidity Proxy Statement, Master Large Cap is categorized as a “Group A Fund.”

The nominees to the Master Large Cap Board are the same fifteen individuals nominated for election to the Boards of the Group A Funds described in this Proxy Statement. Accordingly, shareholders of Balanced Capital Fund may refer to the information relating to the Board II Nominees (i.e., the Board Nominees to the Boards of the Group A Funds) in providing voting instructions to Balanced Capital Fund as contemplated by Proposal 3(a) in this Proxy Statement.

Additional Information Regarding Master Large Cap and its Series

The following information regarding Master Large Cap and its series, including Master Advantage Large Core Portfolio, has been provided to Balanced Capital Fund, as a shareholder of Master Large Cap, in the Equity-Liquidity Proxy Statement.

Fund Information/Quorum and Voting Requirements

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a) as set forth in Equity-Liquidity Proxy Statement[3]
Master Large Cap Series LLC[2]	Delaware LLC	Each holder of an interest in a series shall be entitled to a vote proportionate to its interest in the Fund.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a) as set forth in Equity-Liquidity Proxy Statement[3]

Series

Master Advantage Large Cap Core Portfolio
Master Advantage Large Cap Value Portfolio
Master Large Cap Focus Growth Portfolio

[1]	The series of Master Large Cap are set forth below the name of the fund.
[2]

Denotes fund in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1(a) as set forth in the Equity-Liquidity Proxy Statement.

[3]

The quorum requirement for a series of Master Large Cap is the same as that listed for Master Large Cap. However, when applying such quorum requirement to the Fund for purposes of Proposal 1(a) set forth in the Equity-Liquidity Proxy Statement, the quorum requirement applies to all shareholders of Master Large Cap as a whole. The approval of the shareholders of all series of Master Large Cap voting together is required.

Shares Outstanding/Votes

Fund/Portfolio	Number of Votes
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	3,101,341,429.00
Master Advantage Large Cap Value Portfolio	656,477,671.00
Master Large Cap Focus Growth Portfolio	835,562,649.00

Existing Members of the Master Large Cap Board Not Seeking Re-Election

Certain biographical and other information relating to the existing members of the Master Large Cap Board who are not seeking re-election as a result of their retirement is set forth below. The terms of the existing members of the Master Large Cap Board listed below will end on December 31, 2018.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Master Large Cap Board Members

Rodney D. Johnson 1941	Chair of the Existing Master Large Cap Board and Board Member (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 141 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert C. Robb, Jr.[4] 1945	Master Large Cap Board Member (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 141 Portfolios	None

Frederick W. Winter[4] 1945	Master Large Cap Board Member (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 141 Portfolios	None

[1]	The address of each Existing Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2]

Members of the Master Large Cap Board who are not “interested persons” (as defined in the 1940 Act) of Master Large Cap (“Independent Master Large Cap Board Members”) serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Master Large Cap Board Members on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

[3]

Date shown is the earliest date since which an Existing Board Member has served for a Fund covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Existing Board Members as joining the Boards in 2007, those Existing Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Robert C. Robb, Jr., 1999 and Frederick W. Winter, 1999.

[4]

Messrs. Robb and Winter are expected to serve as consultants to the Independent Board Members of each Group A Fund. Messrs. Robb and Winter are not Nominees and shareholders are not being asked to elect them to the Board of each Group A Fund. It is anticipated that Messrs. Robb and Winter will each serve as a consultant to the Independent Board Members of each Group A Fund through the end of the calendar year in which they turn 75 years old.

The table below discusses some of the experiences, qualifications and skills of each of the existing members of the Master Large Cap Board who are not seeking re-election as a result of their retirement.

Existing Board Members	Experience, Qualifications and Skills
Independent Master Large Cap Board Members

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Existing Board Members	Experience, Qualifications and Skills
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States, including being a former director of PNC Bank Board and a former director of Brinks, Inc. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Master Large Cap Board Leadership Structure and Oversight

The Master Large Cap Board (which, for purposes of this section, may be referred to as the “Board”) currently consists of thirteen members, eleven of whom are Independent Master Large Cap Board Members. The investment companies registered under the Investment Company Act that are advised by BlackRock or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Bond Complex and the Equity-Liquidity Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Master Large Cap (which, for purposes of this section, may be referred to as the “Fund”) currently is included in the Equity-Liquidity Complex.

The Master Large Cap Board has overall responsibility for the oversight of Master Large Cap. The Chair of the Board is an Independent Master Large Cap Board Member, and the Chair of each Board committee (each, a “Committee”) is an Independent Master Large Cap Board Member. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee (defined, for purposes of this section, as the “Governance Committee”), a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board does not have a compensation committee because the executive officers of the Fund, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Master Large Cap Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund. The Board has regular in person meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreements, and if necessary, may hold special meetings before the next regular meeting. Each Committee of the

Board meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conducts annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Master Large Cap Board has engaged BlackRock to manage the Fund series on a day-to-day basis. The Board is responsible for overseeing BlackRock, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BlackRock and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of BlackRock or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Master Large Cap Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) for the Fund, BlackRock, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the members of the Board and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer of the Fund, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Master Large Cap Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the members of the Master Large Cap Board for the Fund’s most recent fiscal year is set forth below:

Existing Master Large Cap Board Members Seeking Re-election

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	$4,643	$4,585	$4,643	$4,769	$4,692	$5,063	$4,895	$4,643

Master Advantage Large Cap Value Portfolio	$1,904	$1,846	$1,904	$1,937	$1,861	$2,005	$1,971	$1,904

Master Large Cap Focus Growth Portfolio	$2,265	$2,208	$2,265	$2,311	$2,234	$2,357	$2,357	$2,265

Existing Master Large Cap Board Members Not Seeking Re-election

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	$6,002	$4,739	$4,662

Master Advantage Large Cap Value Portfolio	$2,335	$2,000	$1,923

Master Large Cap Focus Growth Portfolio	$2,820	$2,361	$2,284

Equity Securities Owned by Board Members and Board Nominees. As of August 1, 2018, the members of, and nominees to, the Master Large Cap Board did not own any shares of beneficial interest in Master Large Cap. As of August 1, 2018, each existing member of, and nominee to, the Master Large Cap Board owned in the aggregate over $100,000 of equity securities in all funds overseen or to be overseen by the existing member of, or nominee to, the Master Large Cap Board in the BlackRock Fund Complexes.

Attendance of Board Members at Shareholders’ Meetings. Master Large Cap does not currently have a formal policy regarding directors’ attendance at shareholders’ meetings. Master Large Cap did not hold, nor was it required to hold, a shareholders’ meeting at which directors were elected during its last fiscal year.

Board Meetings. During the fiscal year ended September 30, 2018, the Master Large Cap Board met seven times.

No incumbent member of the Master Large Cap Board attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the member of the Master Large Cap Board served during the Fund’s most recently completed fiscal year.

Standing Committees of the Board. Information relating to the various standing committees of the Master Large Cap Board is set forth below.

The existing Master Large Cap Board has established the following standing committees for the Fund.

Audit Committee. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Fund’s Independent Registered Public Accounting Firm and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the Fund and certain service providers; (5) oversee the performance of the Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Fund’s Independent Registered Public Accounting Firm the performance and findings of the Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available at https://www.blackrock.com/investing/literature/shareholder-letters/eb-el-open-end-funds-audit-committee-charters.pdf.

The Audit Committee of Master Large Cap met four times during the fiscal year ended September 30, 2018.

The current members of Master Large Cap’s Audit Committee, all of whom are Independent Master Large Cap Board Members, are as follows:

Kenneth L. Urish (Chair)

Neil A. Cotty

Claire A. Walton

Frederick W. Winter

Effective January 1, 2019, it is anticipated that Henry R. Keizer will serve as Chair of the Audit Committee of Master Large Cap, subject to shareholder election of the nominees to the Master Large Cap Board.

Governance and Nominating Committee. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Board Members of the Fund and recommend Independent Board Member nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Board Member compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Board Members; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee of the Board may consider nominations for the office of Board Member made by Fund shareholders as it deems appropriate. The Governance Committee may consider nominees recommended by a shareholder. Fund shareholders who wish to recommend a nominee to the Governance Committee in the future should send such recommendation to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. The Board has adopted a written charter for the Governance Committee, a copy of which is available at https://www.blackrock.com/investing/literature/forms/eb-el-open-end-funds-governance-committee-charters.pdf.

The Governance Committee of Master Large Cap met seven times during the fiscal year ended September 30, 2018.

The current members of Master Large Cap’s Governance Committee, all of whom are Independent Master Large Cap Board Members, are as follows:

Cynthia A. Montgomery (Chair)

Susan J. Carter

Collette Chilton

Robert C. Robb, Jr.

Effective January 1, 2019, it is anticipated that Cynthia A. Montgomery will serve as Chair of the Governance Committee of Master Large Cap, subject to shareholder election of the nominees to the Master Large Cap Board.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee of the Board believes that the Board Nominees as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Nominees’ biographies included in this Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund. The Governance Committee may, but is not required to, engage the services of a third-party firm at the relevant Fund’s expense to identify and assist in evaluating potential Board candidates.

Further, the Board has adopted Board Member qualification requirements, including: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements.

Compliance Committee. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and any sub-adviser and the Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Fund’s CCO, including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board of the Fund has adopted a written charter for the Fund’s Compliance Committee.

The Compliance Committee of Master Large Cap met four times during the fiscal year ended September 30, 2018.

The current members of Master Large Cap’s Compliance Committee, all of whom are Independent Master Large Cap Board Members, are as follows:

Joseph P. Platt (Chair)

Neil A. Cotty

Robert C. Robb, Jr.

Claire A. Walton

Effective January 1, 2019, it is anticipated that Lena G. Goldberg will serve as Chair of the Compliance Committee of Master Large Cap, subject to shareholder election of the nominees to the Master Large Cap Board.

Performance Oversight Committee. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Board Members in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of the Fund’s investment objective, policies and practices; (2) review information on the Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board of the Fund has adopted a written charter for the Performance Oversight Committee.

The Performance Oversight Committee of Master Large Cap met four times during the fiscal year ended September 30, 2018.

The current members of Master Large Cap’s Performance Oversight Committee, all of whom are Independent Master Large Cap Board Members, are as follows:

Mark Stalnecker (Chair)

Susan J. Carter

Collette Chilton

Frederick W. Winter

Effective January 1, 2019, it is anticipated that Donald C. Opatrny will serve as Chair of the Performance Oversight Committee of Master Large Cap, subject to shareholder election of the Master Large Cap Board.

Executive Committee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Master Large Cap Board. The Board of Master Large Cap has adopted a written charter for the Executive Committee.

The Executive Committee of Master Large Cap did not meet during the fiscal year ended September 30, 2018.

The current members of Master Large Cap’s Executive Committee, all of whom are Independent Master Large Cap Board Members (other than Robert Fairbairn, who is an “interested person” of the Fund), are as follows:

Rodney D. Johnson (Chair)

Collette Chilton

Robert Fairbairn

Executive Officers of Master Large Cap

The Executive Officers of Master Large Cap are identical to the Executive Officers of Balanced Capital and the other Equity-Bond Funds set forth in Appendix H.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit and Audit-Related Fees

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	D&T	9/30	36,210	36,202	—	—
Master Advantage Large Cap Value Portfolio	D&T	9/30	33,150	33,142	—	—
Master Large Cap Focus Growth Portfolio	D&T	6/30	33,150	33,142	—	—

*	“D&T” refers to Deloitte & Touche LLP.

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	9/30	13,500	13,815	—	—
Master Advantage Large Cap Value Portfolio	9/30	13,500	13,515	—	—
Master Large Cap Focus Growth Portfolio	6/30	13,500	13,515	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to Master Large Cap and its Affiliated Services Providers Pre-Approved by the Audit Committee*

	Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	9/30	13,500	13,815
Master Advantage Large Cap Value Portfolio	9/30	13,500	13,515
Master Large Cap Focus Growth Portfolio	6/30	13,500	13,515

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.

Investment Manager, Sub-Advisers and Administrators

The table below identifies all the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the series of Master Large Cap. Additional information about the investment manager is set forth after the table below.

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	BlackRock Advisors, LLC	—	—
Master Advantage Large Cap Value Portfolio	BlackRock Advisors, LLC	—	—
Master Large Cap Focus Growth Portfolio	BlackRock Advisors, LLC	—	—

BlackRock Advisors, LLC serves as investment manager to the series of Master Large Cap, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the series of Master Large Cap, and is located at 55 East 52nd Street, New York, New York 10055.

5% Share Ownership

As of September 24, 2018, to the best knowledge of Master Large Cap, the persons listed below owned more than 5% of the outstanding shares of each series of Master Large Cap. Unless otherwise noted, each owner listed below was a record holder that did not beneficially own the shares.

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	* BlackRock Large Cap Series Funds, Inc. BlackRock Advantage Large Cap Core Fund 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	75.12%

	* BlackRock Balanced Capital Fund, Inc. 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	20.72%

Master Advantage Large Cap Value Portfolio	* BlackRock Large Cap Series Funds, Inc. BlackRock Advantage Large Cap Value Fund 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	99.99%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Master Large Cap Focus Growth Portfolio	* BlackRock Large Cap Series Funds, Inc. BlackRock Large Cap Focus Growth Fund 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	99.99%

*	Beneficial owner of shares.

Appendix D – Shares Outstanding/Votes

Shareholders of each Fund/Portfolio are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund/Portfolio and the number of votes to which each such class is entitled as of September 24, 2018:

Group A Funds

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor C1
BlackRock Advantage Global Fund, Inc.	15,125,530.729	4,935,869.92	4,583,398.63	869,599.34	—	215,292.45	—

BlackRock Advantage U.S. Total Market Fund, Inc.	11,126,050.00	3,188,366.701	3,301,064.937	1,110,646.14	—	90,927.12	—

BlackRock Balanced Capital Fund, Inc.	22,175,893.18	4,963,168.35	18,082,122.99	685,688.40	—	340,606.936	—

BlackRock Basic Value Fund, Inc.	47,078,233.25	4,805,242.869	40,804,355.742	459,545.707	—	333,276.10	—

BlackRock Capital Appreciation Fund, Inc.	56,102,801.818	11,935,652.696	18,104,604.872	3,250,711.026	—	16,750,832.868	—

BlackRock Equity Dividend Fund	209,014,482.39	95,962,820.42	472,191,716.13	31,147,056.20	3,648,048.66	90,503,913.907	70,597.56

BlackRock EuroFund	9,670,922.12	704,424.48	2,763,956.674	48,852.20	—	62,863.35	—

BlackRock Focus Growth Fund, Inc.	20,036,116.18	7,950,024.32	13,893,199.738	—	—	—	—

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	10,748,863.824	8,101,515.44	3,664,706.19	1,230,744.753	—	286,827.20	—

BlackRock 40/60 Target Allocation Fund	14,138,161.919	8,612,191.915	5,416,271.41	1,529,355.732	—	404,432.16	—

BlackRock 60/40 Target Allocation Fund	21,202,054.49	8,001,226.37	7,905,682.48	1,392,024.50	—	1,370,824.55	—

BlackRock 80/20 Target Allocation Fund	12,779,894.09	4,434,271.21	8,699,330.16	924,895.37	—	1,085,780.703	—

BlackRock Dynamic High Income Portfolio	6,608,104.527	3,192,610.21	59,376,345.49	—	—	229,003.70	—

BlackRock Global Dividend Portfolio	37,390,441.23	24,896,337.889	122,633,677.565	—	—	7,064,515.43	—

BlackRock LifePath® Smart Beta 2020 Fund	1,174,648.18	—	202,389.525	582,867.03	—	98,294.15	—

BlackRock LifePath® Smart Beta 2025 Fund	1,536,378.16	—	195,604.508	281,561.647	—	223,604.16	—

BlackRock LifePath® Smart Beta 2030 Fund	1,373,857.904	—	169,004.794	437,297.773	—	149,597.879	—

BlackRock LifePath® Smart Beta 2035 Fund	830,779.727	—	140,187.44	261,545.30	—	225,073.39	—

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor C1
BlackRock LifePath® Smart Beta 2040 Fund	776,395.23	—	58,089.896	431,041.06	—	183,241.856	—

BlackRock LifePath® Smart Beta 2045 Fund	532,775.934	—	64,763.622	134,623.33	—	128,772.599	—

BlackRock LifePath® Smart Beta 2050 Fund	757,641.10	—	38,120.13	261,935.21	—	77,098.64	—

BlackRock LifePath® Smart Beta 2055 Fund	39,477.13	—	22,645.16	20,027.686	—	247,659.681	—

BlackRock LifePath® Smart Beta 2060 Fund	2,680.13	—	2,000.00	2,441.40	—	94,010.06	—

BlackRock LifePath® Smart Beta Retirement Fund	683,371.633	—	224,089.17	210,695.845	—	45,540.32	—

BlackRock Managed Income Fund	8,937,217.48	737,612.16	7,263,009.41	—	—	6,368,281.11	—

BlackRock Multi-Asset Income Portfolio	377,018,734.526	240,468,303.574	862,839,406.954	—	—	50,234,295.417	—

BlackRock Global Allocation Fund, Inc.	575,531,636.32	333,404,024.665	723,365,485.714	46,028,364.10	—	69,517,956.23	—

BlackRock Long-Horizon Equity Fund	15,112,007.46	1,485,767.596	3,458,650.35	85,411.905	—	—	—

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	10,251,161.23	1,684,154.853	5,373,174.806	2,540,934.33	—	214,820.40	—

BlackRock Natural Resources Trust	3,846,377.35	935,124.09	2,111,552.687	—	—	—	—

FDP Series, Inc.						—	—

FDP BlackRock Capital Appreciation Fund	3,446,126.632	1,647,884.46	246,645.56	—	—	—	—

FDP BlackRock Equity Dividend Fund	3,662,670.26	1,538,059.44	266,272.985	—	—	—	—

FDP BlackRock International Fund	3,926,580.973	1,606,479.11	285,053.725	—	—	—	—

Fund/Portfolio	Shares Outstanding/Number of Votes
Managed Account Series

Advantage Global SmallCap Fund	6,056,360.38

BlackRock GA Disciplined Volatility Equity Fund	503,238.08

BlackRock GA Enhanced Equity Fund	503,032.652

Mid Cap Dividend Fund	6,224,509.709

Master Advantage U.S. Total Market LLC	487,938,641.00

Master Focus Growth LLC	191,319,881.00

Group B Funds

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor A1	Investor C1	Investor C2	Investor C3
BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	153,969,853.13	21,167,182.27	481,643,067.04	14,086,306.41	10,422,788.10	420,597,609.17	2,506,641.44	971,131.13	90,902.26	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	57,979,944.509	10,557,258.948	119,561,985.873	—	—	3,534,647.16	9,151,986.44	189,697.98	—	—

BlackRock Funds V

BlackRock Core Bond Portfolio	46,119,839.14	6,717,766.21	190,493,762.906	315,338.12	5,323,664.798	74,869,756.40	—	—	—	—

BlackRock Credit Strategies Income Fund	7,430,914.595	2,918,077.599	45,004,091.982	—	—	1,427,324.19	—	—	—	—

BlackRock Emerging Markets Bond Fund	—	—	5,020.45	—	—	2,495,000.00	—	—	—	—

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	1,467,357.27	329,043.835	4,359,581.48	—	—	8,016,889.978	—	—	—	—

BlackRock Emerging Markets Local Currency Bond Fund	—	—	5,000.00	—	—	2,495,000.00	—	—	—	—

BlackRock Floating Rate Income Portfolio	48,202,416.40	11,706,801.41	290,992,004.10	—	—	44,531,677.854	—	967,288.38	—	—

BlackRock GNMA Portfolio	13,246,872.796	4,878,968.871	27,053,685.13	—	831,779.40	2,289,714.45	—	—	—	—

BlackRock High Yield Bond Portfolio	173,547,480.32	42,928,713.679	1,255,409,715.62	16,743,208.04	22,596,534.30	552,860,595.32	—	1,234,474.73	—	—

BlackRock Inflation Protected Bond Portfolio	25,984,100.542	11,871,868.57	147,592,762.093	—	2,519,153.75	31,404,918.24	—	—	—	—

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor A1	Investor C1	Investor C2	Investor C3
BlackRock Low Duration Bond Portfolio	133,557,285.48	18,353,922.46	447,436,618.98	467,132.30	3,066,879.49	26,954,748.46	1,007,179.17		61,859.34	176,853.47

BlackRock Strategic Income Opportunities Portfolio	220,191,439.951	57,898,762.541	2,668,776,232.09	—	—	784,492,658.763	—	—	—	—

BlackRock U.S. Government Bond Portfolio	35,389,788.08	3,558,418.978	16,581,686.20	1,969,071.26	168,643.736	150,948.584	—	1,671,719.27	—	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	6,931,032.27	2,743,503.723	14,437,676.707	—	710,200.677	165,482.21	1,832,529.09	122,755.79	—	—

BlackRock New York Municipal Opportunities Fund	35,053,630.37	8,691,555.56	45,252,746.31	—	—	282,683.38	9,427,574.50	65,694.93	—	—

BlackRock Pennsylvania Municipal Bond Fund	8,650,970.933	2,881,923.25	33,100,147.559	—	163,815.686	233,601.771	1,194,901.53	142,177.94	—	—

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	24,911,431.565	6,212,767.40	61,111,937.889	—	—	1,510,013.40	—	—	—	—

BlackRock National Municipal Fund	253,302,948.954	29,301,821.788	293,343,827.823	—	234,449.634	290,888,237.28	—	885,256.28	—	—

BlackRock Short-Term Municipal Fund	6,021,535.671	1,634,483.26	35,738,825.74	—	—	680,791.749	1,659,724.38	—	—	—

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	136,848,178.851	24,010,593.751	585,205,631.07	—	—	6,128,505.681	2,446,640.42	—	—	—

BlackRock Strategic Global Bond Fund, Inc.	11,711,247.947	1,291,184.872	35,427,488.21	—	—	5,233,513.836	—	71,622.29	—	—

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund	6,052,506.21	3,062,855.57	466,999.743	—	—	—	—	—	—	—

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	2,833,793.736	1,235,502.832	19,204,812.502	—	—	—	—	—	—	—

Fund/Portfolio	Shares Outstanding/Number of Votes
BlackRock Allocation Target Shares

BATS: Series A Portfolio	82,192,641.988

BATS: Series C Portfolio	37,610,226.38

BATS: Series E Portfolio	16,767,375.00

BATS: Series M Portfolio	83,055,153.35

BATS: Series P Portfolio	7,866,520.548

BATS: Series S Portfolio	18,458,210.39

Master Bond LLC

Master Total Return Portfolio	13,064,073,192.00

Appendix E – Compensation of the Existing Board Members and Board Nominees

Each Independent Board Member of the Funds is paid as compensation an annual retainer of $200,000 per year for his or her services as a Board Member of the Funds and a $25,000 Board meeting fee to be paid for each Board meeting up to five in-person Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Chair of the Board of the Funds may, in consultation with the Chair of the Governance Committee, determine that the Independent Board Members be paid a fee of $5,000 per meeting for certain telephonic Board meetings, or a higher fee as approved by the Board. In addition, the Chair of the Board is paid as compensation an additional annual retainer of $115,000 per year. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively. In addition, each Independent Board Member was paid $10,000 for in-person attendance or $2,000 for telephonic attendance at each of three sessions related to the proposed realignment and consolidation of the Existing Boards and the BlackRock Fund complexes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Fund and Portfolio during its most recently completed fiscal year and the total compensation paid to each Independent Board Member by the BlackRock Fund complexes for the calendar year ended December 31, 2017. Each Fund/Portfolio’s fiscal year end is indicated on Appendices G and I.

Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Funds who are also Board Nominees, serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and its affiliates.

Board II Nominees (Group A Funds)

Fund/Portfolio	Bruce R. Bond	Lena G. Goldberg	Robert M. Hernandez	Henry R. Keizer	Donald C. Opatrny
BlackRock Advantage Global Fund, Inc.	$2,704	$2,425	$2,990	$2,704	$2,598

BlackRock Advantage U.S. Total Market Fund, Inc.*	—	—	—	—	—

BlackRock Balanced Capital Fund, Inc.	$3,080	$2,824	$3,485	$3,080	$2,975

BlackRock Basic Value Fund, Inc.	$5,398	$4,897	$6,602	$5,398	$5,293

BlackRock Capital Appreciation Fund, Inc.	$5,311	$4,976	$6,476	$5,311	$5,206

BlackRock Equity Dividend Fund	$26,157	$24,412	$34,418	$26,157	$26,052

BlackRock EuroFund	$2,178	$1,940	$2,285	$2,178	$2,073

BlackRock Focus Growth Fund, Inc.*	—	—	—	—	—

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	$2,246	$2,021	$2,367	$2,246	$2,141

BlackRock 40/60 Target Allocation Fund	$2,329	$2,101	$2,479	$2,224	$2,070

BlackRock 60/40 Target Allocation Fund	$2,478	$2,245	$2,678	$2,478	$2,372

BlackRock 80/20 Target Allocation Fund	$2,253	$2,030	$2,377	$2,253	$2,148

BlackRock Dynamic High Income Portfolio	$2,394	$2,157	$2,564	$2,394	$2,288

BlackRock Global Dividend Portfolio	$5,226	$4,778	$6,361	$5,226	$5,121

Fund/Portfolio	Bruce R. Bond	Lena G. Goldberg	Robert M. Hernandez	Henry R. Keizer	Donald C. Opatrny
BlackRock LifePath® Smart Beta 2020 Fund	$958	$906	$969	$957	$958

BlackRock LifePath® Smart Beta 2025 Fund	$1,813	$1,653	$1,825	$1,812	$1,813

BlackRock LifePath® Smart Beta 2030 Fund	$955	$903	$965	$955	$955

BlackRock LifePath® Smart Beta 2035 Fund	$726	$674	$734	$726	$726

BlackRock LifePath® Smart Beta 2040 Fund	$723	$670	$729	$722	$723

BlackRock LifePath® Smart Beta 2045 Fund	$719	$666	$724	$719	$719

BlackRock LifePath® Smart Beta 2050 Fund	$720	$667	$725	$719	$720

BlackRock LifePath® Smart Beta 2055 Fund	$710	$657	$712	$710	$710

BlackRock LifePath® Smart Beta 2060 Fund	$145	$145	$145	$145	$145

BlackRock LifePath® Smart Beta Retirement Fund	$724	$671	$731	$723	$724

BlackRock Managed Income Fund	$1,879	$1,694	$1,934	$1,877	$1,879

BlackRock Multi-Asset Income Portfolio	$20,386	$19,048	$26,681	$20,386	$20,280

BlackRock Global Allocation Fund, Inc.	$48,547	$39,817	$66,173	$47,917	$48,547

BlackRock Long-Horizon Equity Fund	$2,130	$1,904	$2,262	$2,125	$2,130

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	$2,295	$2,054	$2,491	$2,289	$2,295

BlackRock Natural Resources Trust	$2,171	$1,942	$2,266	$2,171	$2,066

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	$1,970	$1,750	$2,006	$1,970	$1,865

FDP BlackRock Equity Dividend Fund	$1,969	$1,749	$2,005	$1,969	$1,864

FDP BlackRock International Fund	$1,987	$1,765	$2,030	$1,987	$1,882

Managed Account Series

Advantage Global SmallCap Fund	$1,998	$1,781	$2,034	$1,998	$1,893

BlackRock GA Disciplined Volatility Equity Fund	$147	$238	$147	$147	$147

BlackRock GA Enhanced Equity Fund	$147	$238	$147	$147	$147

Mid Cap Dividend Fund	$1,988	$1,772	$2,021	$1,988	$1,883

Master Advantage U.S. Total Market LLC	$2,608	$2,310	$2,861	$2,608	$2,502

Master Focus Growth LLC	$2,050	$1,832	$2,103	$2,050	$1,944

Total Compensation from the BlackRock Fund Complexes[1]	$380,000	$331,667	$460,000	$376,986	$380,000

*	The Fund is a Feeder Fund and paid no compensation.
[1]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Board Nominee for the calendar year ended December 31, 2017.

Board I Nominee (Group B Funds)

Fund/Portfolio	Henry Gabbay
BlackRock Allocation Target Shares

BATS: Series A Portfolio	$2,156

BATS: Series C Portfolio	$2,158

BATS: Series E Portfolio	$1,925

BATS: Series M Portfolio	$2,388

BATS: Series P Portfolio	$1,864

BATS: Series S Portfolio	$1,936

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund*	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	$3,271

BlackRock Funds V

BlackRock Core Bond Portfolio**	$4,812

BlackRock Credit Strategies Income Fund**	$2,269

BlackRock Emerging Markets Bond Fund**	$297

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio**	$1,817

BlackRock Emerging Markets Local Currency Bond Fund**	$297

BlackRock Floating Rate Income Portfolio**	$5,432

BlackRock GNMA Portfolio**	$2,295

BlackRock High Yield Bond Portfolio**	$17,461

BlackRock Inflation Protected Bond Portfolio**	$4,209

BlackRock Low Duration Bond Portfolio**	$6,950

BlackRock Strategic Income Opportunities Portfolio**	$30,270

BlackRock U.S. Government Bond Portfolio**	$2,412

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	$2,040

BlackRock New York Municipal Opportunities Fund	$2,568

BlackRock Pennsylvania Municipal Bond Fund	$2,234

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	$2,551

BlackRock National Municipal Fund	$9,919

BlackRock Short-Term Municipal Fund	$2,206

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	$7,202

BlackRock Strategic Global Bond Fund, Inc.	$1,891

Fund/Portfolio	Henry Gabbay
FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund**	$1,894

Managed Account Series II

BlackRock U.S. Mortgage Portfolio**	$2,032

Master Bond LLC

Master Total Return Portfolio	$13,883

Total Compensation from the BlackRock Fund Complexes[1]	$345,000

*	The Fund is a Feeder Fund and paid no compensation.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Board Nominee for the calendar year ended December 31, 2017.

Existing Board Members Not Seeking Re-election and Former Board Members1

Fund/Portfolio	James H. Bodurtha	Honorable Stuart E. Eizenstat	John F. O’Brien
Group A Funds

BlackRock Advantage Global Fund, Inc.	$2,436	$2,389	$2,284

BlackRock Advantage U.S. Total Market Fund, Inc.*	—	—	—

BlackRock Balanced Capital Fund, Inc.	$2,737	$2,713	$2,608

BlackRock Basic Value Fund, Inc.	$4,953	$4,682	$4,577

BlackRock Capital Appreciation Fund, Inc.	$4,715	$4,612	$4,507

BlackRock Equity Dividend Fund	$23,868	$22,354	$22,249

BlackRock EuroFund	$1,948	$1,942	$1,837

BlackRock Focus Growth Fund, Inc.*	—	—	—

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	$1,997	$2,003	$1,898

BlackRock 40/60 Target Allocation Fund	$2,070	$2,074	$1,969

BlackRock 60/40 Target Allocation Fund	$2,202	$2,201	$2,095

BlackRock 80/20 Target Allocation Fund	$2,001	$2,010	$1,904

BlackRock Dynamic High Income Portfolio	$2,135	$2,129	$2,024

BlackRock Global Dividend Portfolio	$4,735	$4,540	$4,435

BlackRock LifePath® Smart Beta 2020 Fund	$959	$955	$954

BlackRock LifePath® Smart Beta 2025 Fund	$1,814	$1,810	$1,809

BlackRock LifePath® Smart Beta 2030 Fund	$956	$952	$952

BlackRock LifePath® Smart Beta 2035 Fund	$727	$724	$724

BlackRock LifePath® Smart Beta 2040 Fund	$723	$721	$720

BlackRock LifePath® Smart Beta 2045 Fund	$719	$717	$717

BlackRock LifePath® Smart Beta 2050 Fund	$720	$718	$718

BlackRock LifePath® Smart Beta 2055 Fund	$710	$709	$709

Fund/Portfolio	James H. Bodurtha	Honorable Stuart E. Eizenstat	John F. O’Brien
BlackRock LifePath® Smart Beta 2060 Fund	$145	$145	$145

BlackRock LifePath® Smart Beta Retirement Fund	$724	$722	$721

BlackRock Managed Income Fund	$1,879	$1,855	$1,855

BlackRock Multi-Asset Income Portfolio	$18,548	$17,442	$17,337

BlackRock Global Allocation Fund, Inc.	$49,820	$43,938	$42,665

BlackRock Long-Horizon Equity Fund	$2,140	$2,096	$2,086

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	$2,289	$2,209	$2,209

BlackRock Natural Resources Trust	$1,937	$1,940	$1,835

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	$1,754	$1,765	$1,659

FDP BlackRock Equity Dividend Fund	$1,753	$1,764	$1,659

FDP BlackRock International Fund	$1,770	$1,780	$1,674

Managed Account Series

Advantage Global SmallCap Fund	$1,778	$1,793	$1,687

BlackRock GA Disciplined Volatility Equity Fund	$147	$146	$146

BlackRock GA Enhanced Equity Fund	$147	$146	$146

Mid Cap Dividend Fund	$1,769	$1,785	$1,679

Master Advantage U.S. Total Market LLC	$2,373	$2,307	$2,202

Master Focus Growth LLC	$1,823	$1,837	$1,731

Group B Funds

BlackRock Allocation Target Shares

BATS: Series A Portfolio	$2,100	$2,072	$1,967

BATS: Series C Portfolio	$2,106	$2,074	$1,969

BATS: Series E Portfolio	$1,841	$1,840	$1,735

BATS: Series M Portfolio	$2,365	$2,304	$2,199

BATS: Series P Portfolio	$1,774	$1,780	$1,675

BATS: Series S Portfolio	$1,854	$1,851	$1,746

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund*	—	—	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	$3,307	$3,186	$3,081

BlackRock Funds V

BlackRock Core Bond Portfolio**	$4,841	$4,728	$4,623

BlackRock Credit Strategies Income Fund**	$2,185	$2,185	$2,080

BlackRock Emerging Markets Bond Fund**	$298	$297	$297

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio**	$1,835	$1,817	$1,817

Fund/Portfolio	James H. Bodurtha	Honorable Stuart E. Eizenstat	John F. O’Brien
BlackRock Emerging Markets Local Currency Bond Fund**	$298	$297	$297

BlackRock Floating Rate Income Portfolio**	$5,537	$5,347	$5,242

BlackRock GNMA Portfolio**	$2,215	$2,211	$2,106

BlackRock High Yield Bond Portfolio**	$18,107	$17,377	$17,271

BlackRock Inflation Protected Bond Portfolio**	$4,645	$4,209	$4,209

BlackRock Low Duration Bond Portfolio**	$7,053	$6,865	$6,760

BlackRock Strategic Income Opportunities Portfolio**	$35,266	$30,270	$30,270

BlackRock U.S. Government Bond Portfolio**	$2,335	$2,328	$2,222

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	$1,963	$1,955	$1,850

BlackRock New York Municipal Opportunities Fund	$2,527	$2,484	$2,378

BlackRock Pennsylvania Municipal Bond Fund	$2,177	$2,150	$2,045

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	$2,514	$2,467	$2,362

BlackRock National Municipal Fund	$10,498	$9,835	$9,729

BlackRock Short-Term Municipal Fund	$2,140	$2,122	$2,016

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	$7,607	$7,118	$7,012

BlackRock Strategic Global Bond Fund, Inc.	$1,921	$1,891	$1,891

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund**	$1,805	$1,810	$1,705

Managed Account Series II

BlackRock U.S. Mortgage Portfolio**	$1,960	$1,948	$1,843

Master Bond LLC

Master Total Return Portfolio	$14,276	$13,799	$13,694

Total Compensation from the BlackRock Fund Complexes[2]	$380,000	$345,000	$345,000

*	The Fund is a Feeder Fund and paid no compensation.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]

Former board members Donald W. Burton and Roberta Cooper Ramo received aggregate compensation of $165,414 and $165,414, respectively, during the most recent fiscal year, from the Funds for services provided as board members of such Funds. Former board members David H. Walsh and Fred G. Weiss received aggregate compensation of $21,190 and $23,700, respectively, during the most recent fiscal year, from the Funds with fiscal years ending 10/31 and 12/31, for services provided as board members of such Funds. Mr. Burton resigned and Ms. Ramo retired as board members of the Funds in the Equity-Bond Complex effective December 31, 2017. Messrs. Walsh and Weiss retired as board members of the Funds in the Equity-Bond Complex effective January 31, 2017.

[2]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Existing Board Member for the calendar year ended December 31, 2017.

Appendix F – Equity Securities Owned by Board Members and Board Nominees

The following tables set forth the dollar range of shares of each Fund beneficially owned by the Board Nominees and Existing Board Members in the Funds that they oversee or are nominated to oversee as of August 1, 2018.

As of September 10, 2018, all Existing Board Members, Board Nominees and executive officers of each Group A Fund as a group owned less than 1% of the outstanding shares of each Group A Fund. As of September 10, 2018, all Existing Board Members, Board Nominees and executive officers of each Group B Fund as a group owned less than 1% of the outstanding shares of each Group B Fund.

As of September 10, 2018, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Aggregate Dollar Range of Equity Securities

Board II Nominees (Group A Funds)

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
Interested Board II Nominees:

Robert Fairbairn	BlackRock Funds II: BlackRock Dynamic High Income Portfolio	$1-$10,000	Over $100,000

	BlackRock Funds II: BlackRock Global Dividend Portfolio	$10,001-$50,000

	BlackRock Funds V: BlackRock Floating Rate Income Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock High Yield Bond Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Multi-State Municipal Series Trust: BlackRock New York Municipal Opportunities Fund	Over $100,000

John M. Perlowski	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$10,001-$50,000	Over $100,000

	BlackRock Funds V: BlackRock Floating Rate Income Portfolio[1]	Over $100,000

	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Municipal Series Trust: BlackRock Strategic Municipal Opportunities Fund	Over $100,000

Independent Board II Nominees:

Bruce R. Bond	BlackRock Global Allocation Fund, Inc.	Over $100,000	Over $100,000

	BlackRock Funds II: BlackRock Global Dividend Portfolio	Over $100,000

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
Susan J. Carter	None	None	Over $100,000

Collette Chilton	None	None	Over $100,000

Neil A. Cotty	None	None	Over $100,000

Lena G. Goldberg	BlackRock Advantage Global Fund, Inc.	$50,001-$100,000	Over $100,000

	BlackRock Basic Value Fund, Inc.	Over $100,000

	BlackRock Equity Dividend Fund	$50,001-$100,000

	BlackRock Focus Growth Fund, Inc.	$50,001-$100,000

	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$50,001-$100,000

	BlackRock Global Allocation Fund, Inc.	$50,001-$100,000

Robert M. Hernandez	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	Over $100,000	Over $100,000

	BlackRock Equity Dividend Fund	Over $100,000

	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	Over $100,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

	BlackRock Multi-State Municipal Series Trust: BlackRock Pennsylvania Municipal Bond Fund	Over $100,000

	BlackRock Municipal Series Trust: BlackRock Strategic Municipal Opportunities Fund	Over $100,000

Henry R. Keizer	BlackRock Balanced Capital Fund, Inc.	$10,001-$50,000	Over $100,000

	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$10,001-$50,000

	BlackRock Capital Appreciation Fund, Inc.	$1-$10,000

	BlackRock Equity Dividend Fund	$10,001-$50,000

	BlackRock Focus Growth Fund, Inc.	$1-$10,000

	BlackRock Funds II: BlackRock Global Dividend Portfolio	$10,001-$50,000

	BlackRock Funds II: BlackRock Managed Income Fund	$10,001-$50,000

	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$10,001-$50,000

	BlackRock Funds V: BlackRock Core Bond Portfolio[1]	$1-$10,000

	BlackRock Funds V: BlackRock Floating Rate Income Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock High Yield Bond Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock Inflation Protected Bond Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock Low Duration Bond Portfolio[1]:	$10,001-$50,000

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock U.S. Government Bond Portfolio[1]	$10,001-$50,000

	BlackRock Global Allocation Fund, Inc.	$10,001-$50,000

	BlackRock Municipal Bond Fund, Inc.: BlackRock High Yield Municipal Fund	$10,001-$50,000

	BlackRock Municipal Bond Fund, Inc.: BlackRock National Municipal Fund	$10,001-$50,000

	BlackRock Natural Resources Trust	$10,001-$50,000

	Managed Account Series: BlackRock U.S. Mortgage Portfolio	$10,001-$50,000

Cynthia A. Montgomery	None	None	Over $100,000

Donald C. Opatrny	BlackRock Equity Dividend Fund	Over $100,000	Over $100,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

Joseph P. Platt	BlackRock Funds V: BlackRock GNMA Portfolio[1]	$10,001-$50,000	Over $100,000

	BlackRock Funds V: BlackRock Inflation Protected Bond Portfolio[1]	$1-$10,000

	BlackRock Funds II: BlackRock Managed Income Fund	$10,001-$50,000

Mark Stalnecker	None	None	Over $100,000

Kenneth L. Urish	None	None	Over $100,000

Claire A. Walton	None	None	Over $100,000

[1]	Information shown is that of the corresponding Predecessor Portfolio.

Board I Nominees (Group B Funds)

Name of Board I Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group B Funds Board Nominee in the BlackRock Fund Complexes
Interested Board I Nominees:

Robert Fairbairn	BlackRock Funds II: BlackRock Dynamic High Income Portfolio	$1-$10,000	Over $100,000

	BlackRock Funds II: BlackRock Global Dividend Portfolio	$10,001-$50,000

	BlackRock Funds V: BlackRock Floating Rate Income Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock High Yield Bond Portfolio[1]	$10,001-$50,000

Name of Board I Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group B Funds Board Nominee in the BlackRock Fund Complexes
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Multi-State Municipal Series Trust: BlackRock New York Municipal Opportunities Fund	Over $100,000

	BlackRock Funds II: BlackRock Dynamic High Income Portfolio	$1-$10,000

John M. Perlowski	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$10,001-$50,000	Over $100,000

	BlackRock Funds V: BlackRock Floating Rate Income Portfolio[1]	Over $100,000

	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Municipal Series Trust: BlackRock Strategic Municipal Opportunities Fund	Over $100,000

Independent Board I Nominees:

Michael J. Castellano	None	None	Over $100,000

Richard E. Cavanagh	None	None	Over $100,000

Cynthia L. Egan	None	None	Over $100,000

Frank J. Fabozzi	None	None	Over $100,000

Henry Gabbay	BlackRock Equity Dividend Fund	$50,001-$100,000	Over $100,000

	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$10,001-$50,000

	BlackRock Funds V: BlackRock High Yield Bond Portfolio[1]	$50,001-$100,000

	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio[1]	$10,001-$50,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

R. Glenn Hubbard	None	None	Over $100,000

W. Carl Kester	None	None	Over $100,000

Catherine A. Lynch	None	None	Over $100,000

Karen P. Robards	None	None	Over $100,000

[1]	Information shown is that of the corresponding Predecessor Portfolio.

Existing Board Members Not Seeking Re-election

Name of Existing Board Member	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Existing Board Members in the BlackRock Fund Complexes

Independent Board Members:

James H. Bodurtha	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	Over $100,000	Over $100,000

	BlackRock Equity Dividend Fund	$50,001-$100,000

	BlackRock Funds II: BlackRock Multi-Asset Income Portfolio	$50,001-$100,000

	BlackRock Funds V: BlackRock Core Bond Portfolio[1]	$10,001-$50,000

	BlackRock Funds V: BlackRock GNMA Portfolio[1]	Over $100,000

	BlackRock Funds V: BlackRock High Yield Bond Portfolio[1]	$10,001-$50,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

	BlackRock Municipal Bond Fund, Inc.: BlackRock National Municipal Fund	Over $100,000

	BlackRock Strategic Municipal Series Trust: BlackRock Strategic Municipal Opportunities Fund	$10,001-$50,000

Honorable Stuart E. Eizenstat	BlackRock Funds V: BlackRock Low Duration Bond Portfolio[1]	$1-$10,000	Over $100,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

John F. O’Brien	BlackRock Advantage Global Fund, Inc.	Over $100,000	Over $100,000

	BlackRock Equity Dividend Fund	Over $100,000

	BlackRock Global Allocation Fund, Inc.	Over $100,000

[1]	Information shown is that of the corresponding Predecessor Portfolio.

Appendix G — Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Group A Funds

Fund Name	Fiscal Year End	Number of Board Meetings
BlackRock Advantage Global Fund, Inc.	6/30	6

BlackRock Advantage U.S. Total Market Fund, Inc.	3/31	7

BlackRock Balanced Capital Fund, Inc.	9/30	6

BlackRock Basic Value Fund, Inc.	6/30	6

BlackRock Capital Appreciation Fund, Inc.	9/30	6

BlackRock Equity Dividend Fund	7/31	5

BlackRock EuroFund	6/30	6

BlackRock Focus Growth Fund, Inc.	8/31	6

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	9/30	6

BlackRock 40/60 Target Allocation Fund	9/30	6

BlackRock 60/40 Target Allocation Fund	9/30	6

BlackRock 80/20 Target Allocation Fund	9/30	6

BlackRock Dynamic High Income Portfolio	7/31	5

BlackRock Global Dividend Portfolio	7/31	5

BlackRock LifePath® Smart Beta 2020 Fund	10/31	10

BlackRock LifePath® Smart Beta 2025 Fund	10/31	10

BlackRock LifePath® Smart Beta 2030 Fund	10/31	10

BlackRock LifePath® Smart Beta 2035 Fund	10/31	10

BlackRock LifePath® Smart Beta 2040 Fund	10/31	10

BlackRock LifePath® Smart Beta 2045 Fund	10/31	10

BlackRock LifePath® Smart Beta 2050 Fund	10/31	10

BlackRock LifePath® Smart Beta 2055 Fund	10/31	10

BlackRock LifePath® Smart Beta 2060 Fund	10/31	3

BlackRock LifePath® Smart Beta Retirement Fund	10/31	10

BlackRock Managed Income Fund	12/31	9

BlackRock Multi-Asset Income Portfolio	7/31	5

BlackRock Global Allocation Fund, Inc.	10/31	10

BlackRock Long-Horizon Equity Fund	10/31	10

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	1/31	10

BlackRock Natural Resources Trust	7/31	5

Fund Name	Fiscal Year End	Number of Board Meetings
FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	5/31	7

FDP BlackRock Equity Dividend Fund	5/31	7

FDP BlackRock International Fund	5/31	7

Managed Account Series

Advantage Global SmallCap Fund	8/31	6

BlackRock GA Disciplined Volatility Equity Fund	10/31	3

BlackRock GA Enhanced Equity Fund	10/31	3

Mid Cap Dividend Fund	8/31	6

Master Advantage U.S. Total Market LLC	3/31	7

Master Focus Growth LLC	8/31	6

Group B Funds

BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31	7

BATS: Series C Portfolio	3/31	7

BATS: Series E Portfolio	3/31	7

BATS: Series M Portfolio	3/31	7

BATS: Series P Portfolio	3/31	7

BATS: Series S Portfolio	3/31	7

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	9/30	6

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31	7

BlackRock Funds V

BlackRock Core Bond Portfolio*	9/30	6

BlackRock Credit Strategies Income Fund*	9/30	6

BlackRock Emerging Markets Bond Fund*	12/31	3

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio*	12/31	9

BlackRock Emerging Markets Local Currency Bond Fund*	12/31	3

BlackRock Floating Rate Income Portfolio*	8/31	6

BlackRock GNMA Portfolio*	9/30	6

BlackRock High Yield Bond Portfolio*	9/30	6

BlackRock Inflation Protected Bond Portfolio*	12/31	9

BlackRock Low Duration Bond Portfolio*	9/30	6

BlackRock Strategic Income Opportunities Portfolio*	12/31	9

BlackRock U.S. Government Bond Portfolio*	9/30	6

Fund Name	Fiscal Year End	Number of Board Meetings
BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31	7

BlackRock New York Municipal Opportunities Fund	6/30	6

BlackRock Pennsylvania Municipal Bond Fund	5/31	7

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30	6

BlackRock National Municipal Fund	6/30	6

BlackRock Short-Term Municipal Fund	6/30	6

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31	7

BlackRock Strategic Global Bond Fund, Inc.	12/31	8

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund*	5/31	7

Managed Account Series II

BlackRock U.S. Mortgage Portfolio*	4/30	7

Master Bond LLC

Master Total Return Portfolio	9/30	6

*	Information shown is that of the corresponding Predecessor Portfolio.

Appendix H – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.*

Each executive officer is an “interested person” of the Funds (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years
Officers Who Are Not Board Members/Board Nominees

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

*	Information regarding John Perlowski, who is a Board Member and an officer of each Fund, is set forth in the Proxy Statement under “Proposals 1(a), 1(b), 2(a), 2(b), 3(a) and 3(b)—Election of Board Members—Board Members’/Board Nominees’ Biographical Information”.
[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Officers of each Fund serve at the pleasure of the Fund’s Board.
[3]	Date shown is the earliest date since which a person has served for a Fund covered by this Proxy Statement.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

H-1

Appendix I – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Group A Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Advantage Global Fund, Inc.	D&T	6/30	37,638	37,630	—	—

BlackRock Advantage U.S. Total Market Fund, Inc.	D&T	3/31	8,160	8,160	—	—

BlackRock Balanced Capital Fund, Inc.	D&T	9/30	23,460	16,524	—	—

BlackRock Basic Value Fund, Inc.	D&T	6/30	42,228	43,405	—	—

BlackRock Capital Appreciation Fund, Inc.	D&T	9/30	38,658	39,848	—	—

BlackRock Equity Dividend Fund	D&T	7/31	30,906	32,147	—	2,000

BlackRock EuroFund	D&T	6/30	36,924	35,666	—	—

BlackRock Focus Growth Fund, Inc.	D&T	8/31	8,160	8,160	—	—

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	D&T	9/30	23,460	27,642	—	2,000

BlackRock 40/60 Target Allocation Fund	D&T	9/30	23,460	27,642	—	2,000

BlackRock 60/40 Target Allocation Fund	D&T	9/30	23,460	27,642	—	2,000

BlackRock 80/20 Target Allocation Fund	D&T	9/30	23,460	27,642	—	2,000

BlackRock Dynamic High Income Portfolio	PwC	7/31	48,300	48,250	—	2,000

BlackRock Global Dividend Portfolio	PwC	7/31	22,000	29,000	—	—

BlackRock LifePath® Smart Beta 2020 Fund	PwC	10/31	15,105	15,255	1,445	—

BlackRock LifePath® Smart Beta 2025 Fund	PwC	10/31	15,105	15,255	1,445	—

BlackRock LifePath® Smart Beta 2030 Fund	PwC	10/31	15,105	15,255	1,445	—

BlackRock LifePath® Smart Beta 2035 Fund	PwC	10/31	15,105	15,255	1,445	—

BlackRock LifePath® Smart Beta 2040 Fund	PwC	10/31	15,105	15,255	1,444	—

BlackRock LifePath® Smart Beta 2045 Fund	PwC	10/31	15,105	15,255	1,444	—

BlackRock LifePath® Smart Beta 2050 Fund	PwC	10/31	15,105	15,255	1,444	—

BlackRock LifePath® Smart Beta 2055 Fund	PwC	10/31	15,105	15,230	1,444	—

BlackRock LifePath® Smart Beta 2060 Fund[1]	PwC	10/31	13,595	—	—	—

BlackRock LifePath® Smart Beta Retirement Fund	PwC	10/31	15,105	15,255	1,444	—

BlackRock Managed Income Fund	D&T	12/31	40,622	40,864	4,000	—

BlackRock Multi-Asset Income Portfolio	PwC	7/31	68,700	68,701	—	—

BlackRock Global Allocation Fund, Inc.	D&T	10/31	99,399	99,642	—	—

BlackRock Long-Horizon Equity Fund	D&T	10/31	33,932	35,152	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	D&T	1/31	30,804	29,597	—	—

BlackRock Natural Resources Trust	D&T	7/31	28,152	29,419	—	—

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	D&T	5/31	29,580	30,566	—	2,000

FDP BlackRock Equity Dividend Fund	D&T	5/31	29,580	30,566	—	2,000

FDP BlackRock International Fund	D&T	5/31	31,620	32,912	—	2,000

Managed Account Series

Advantage Global SmallCap Fund	D&T	8/31	28,152	28,169	—	—

BlackRock GA Disciplined Volatility Equity Fund[2]	D&T	10/31	35,802	—	—	—

BlackRock GA Enhanced Equity Fund[2]	D&T	10/31	36,720	—	—	—

Mid Cap Dividend Fund	D&T	8/31	27,846	27,863	—	—

Master Advantage U.S. Total Market LLC	D&T	3/31	36,618	36,635	—	—

Master Focus Growth LLC	D&T	8/31	25,092	25,058	—	—

*	“D&T” refers to Deloitte & Touche LLP, and “PwC” refers to PricewaterhouseCoopers LLP.
[1]	For the period May 31, 2017 (Commencement of Operations) to October 31, 2017.
[2]	For the period June 1, 2017 (Commencement of Operations) to October 31, 2017.

Group B Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	D&T	3/31	40,902	40,940	—	—

BATS: Series C Portfolio	D&T	3/31	36,006	36,032	—	—

BATS: Series E Portfolio	D&T	3/31	41,922	41,960	—	—

BATS: Series M Portfolio	D&T	3/31	32,028	32,003	—	—

BATS: Series P Portfolio	D&T	3/31	20,400	34,514	—	—

BATS: Series S Portfolio	D&T	3/31	36,006	36,032	—	—

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	D&T	9/30	8,160	8,160	—	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	D&T	5/31	35,598	34,323	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds V

BlackRock Core Bond Portfolio**	D&T	9/30	53,550	53,525	—	—

BlackRock Credit Strategies Income Fund**	D&T	9/30	52,428	54,203	—	4,000

BlackRock Emerging Markets Bond Fund**,1	D&T	12/31	36,720	—	—	—

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio**	D&T	12/31	41,897	46,245	—	—

BlackRock Emerging Markets Local Currency Bond Fund**,1	D&T	12/31	36,720	—	—	—

BlackRock Floating Rate Income Portfolio**	D&T	8/31	94,860	94,886	—	2,000

BlackRock GNMA Portfolio**	D&T	9/30	38,964	38,913	—	—

BlackRock High Yield Bond Portfolio**	D&T	9/30	78,030	79,203	—	—

BlackRock Inflation Protected Bond Portfolio**	D&T	12/31	29,810	34,158	—	—

BlackRock Low Duration Bond Portfolio**	D&T	9/30	44,268	44,243	—	—

BlackRock Strategic Income Opportunities Portfolio**	D&T	12/31	118,779	92,782	2,000	—

BlackRock U.S. Government Bond Portfolio**	D&T	9/30	39,576	39,576	—	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	D&T	5/31	31,620	30,396	—	—

BlackRock New York Municipal Opportunities Fund	D&T	6/30	33,252	32,028	—	—

BlackRock Pennsylvania Municipal Bond Fund	D&T	5/31	29,784	28,560	—	—

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	D&T	6/30	38,862	37,587	—	—

BlackRock National Municipal Fund	D&T	6/30	38,862	40,086	—	—

BlackRock Short-Term Municipal Fund	D&T	6/30	30,804	30,804	—	—

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	D&T	5/31	37,740	36,465	—	—

BlackRock Strategic Global Bond Fund, Inc.	D&T	12/31	42,432	42,675	4,000	—

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund**	D&T	5/31	40,800	48,425	—	2,000

Managed Account Series II

BlackRock U.S. Mortgage Portfolio**	D&T	4/30	31,824	31,850	—	—

Master Bond LLC

Master Total Return Portfolio	D&T	9/30	85,068	85,017	—	—

*	“D&T” refers to Deloitte & Touche LLP.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]	For the period July 27, 2017 (Commencement of Operations) to December 31, 2017.

Tax Fees and All Other Fees

Group A Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Advantage Global Fund, Inc.	6/30	16,500	14,765	—	—

BlackRock Advantage U.S. Total Market Fund, Inc.	3/31	13,100	13,707	—	—

BlackRock Balanced Capital Fund, Inc.	9/30	15,700	16,257	—	—

BlackRock Basic Value Fund, Inc.	6/30	16,100	13,707	—	—

BlackRock Capital Appreciation Fund, Inc.	9/30	13,100	13,707	—	—

BlackRock Equity Dividend Fund	7/31	16,700	14,007	—	—

BlackRock EuroFund	6/30	16,200	14,727	—	—

BlackRock Focus Growth Fund, Inc.	8/31	9,700	9,990	—	—

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	9/30	15,000	15,000	—	—

BlackRock 40/60 Target Allocation Fund	9/30	15,000	15,000	—	—

BlackRock 60/40 Target Allocation Fund	9/30	15,000	15,000	—	—

BlackRock 80/20 Target Allocation Fund	9/30	15,000	15,000	—	—

BlackRock Dynamic High Income Portfolio[1]	7/31	—	—	—	—

BlackRock Global Dividend Portfolio[1]	7/31	—	—	—	—

BlackRock LifePath® Smart Beta 2020 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2025 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2030 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2035 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2040 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2045 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2050 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2055 Fund[1]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta 2060 Fund[1,2]	10/31	—	—	—	—

BlackRock LifePath® Smart Beta Retirement Fund[1]	10/31	—	—	—	—

BlackRock Managed Income Fund	12/31	16,002	15,402	—	—

BlackRock Multi-Asset Income Portfolio[1]	7/31	—	—	—	—

BlackRock Global Allocation Fund, Inc.	10/31	21,800	20,000	—	—

BlackRock Long-Horizon Equity Fund	10/31	15,027	14,127	—	—

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	1/31	13,100	14,007	—	—

BlackRock Natural Resources Trust	7/31	16,700	14,045	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	5/31	14,600	13,140	—	—

FDP BlackRock Equity Dividend Fund	5/31	14,600	13,140	—	—

FDP BlackRock International Fund	5/31	15,400	14,160	—	—

Managed Account Series

Advantage Global SmallCap Fund	8/31	13,200	14,058	—	—

BlackRock GA Disciplined Volatility Equity Fund[3]	10/31	20,000	—	—	—

BlackRock GA Enhanced Equity Fund[3]	10/31	20,000	—	—	—

Mid Cap Dividend Fund	8/31	13,100	14,007	—	—

Master Advantage U.S. Total Market LLC[4]	3/31	—	—	—	—

Master Focus Growth LLC[4]	8/31	—	—	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
[1]	Tax services are not provided by the Fund’s Independent Registered Public Accounting Firm.
[2]	For the period May 31, 2017 (Commencement of Operations) to October 31, 2017.
[3]	For the period June 1, 2017 (Commencement of Operations) to October 31, 2017.
[4]	Master Fund does not require tax services.

Group B Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31	15,400	16,002	—	—

BATS: Series C Portfolio	3/31	15,400	16,002	—	—

BATS: Series E Portfolio	3/31	13,400	13,362	—	—

BATS: Series M Portfolio	3/31	15,400	16,002	—	—

BATS: Series P Portfolio	3/31	15,400	15,402	—	—

BATS: Series S Portfolio	3/31	15,400	15,402	—	—

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	9/30	15,400	15,402	—	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31	13,500	12,852	—	—

BlackRock Funds V

BlackRock Core Bond Portfolio**	9/30	20,000	20,000	—	—

BlackRock Credit Strategies Income Fund**	9/30	15,400	15,402	—	—

BlackRock Emerging Markets Bond Fund**	12/31	17,500	—	—	—

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio**	12/31	18,100	17,500	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Emerging Markets Local Currency Bond Fund**	12/31	17,500	—	—	—

BlackRock Floating Rate Income Portfolio**	8/31	17,500	17,500	—	—

BlackRock GNMA Portfolio**	9/30	15,400	15,402	—	—

BlackRock High Yield Bond Portfolio**	9/30	20,000	38,900	—	—

BlackRock Inflation Protected Bond Portfolio**	12/31	20,000	20,000	—	—

BlackRock Low Duration Bond Portfolio**	9/30	20,000	20,000	—	—

BlackRock Strategic Income Opportunities Portfolio**	12/31	20,600	20,000	—	—

BlackRock U.S. Government Bond Portfolio**	9/30	15,400	15,402	—	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31	13,500	12,852	—	—

BlackRock New York Municipal Opportunities Fund	6/30	13,500	12,852	—	—

BlackRock Pennsylvania Municipal Bond Fund	5/31	13,500	12,852	—	—

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30	13,500	12,890	—	—

BlackRock National Municipal Fund	6/30	13,500	12,852	—	—

BlackRock Short-Term Municipal Fund	6/30	13,500	12,852	—	—

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31	17,700	14,052	—	—

BlackRock Strategic Global Bond Fund, Inc.	12/31	18,138	17,500	—	—

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund**	5/31	16,000	15,402	—	—

Managed Account Series II

BlackRock U.S. Mortgage Portfolio**	4/30	14,800	14,841	—	—

Master Bond LLC

Master Total Return Portfolio	9/30	20,000	20,000	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
**	Information shown is that of the corresponding Predecessor Portfolio.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*

Group A Funds

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Advantage Global Fund, Inc.	6/30	16,500	14,765

BlackRock Advantage U.S. Total Market Fund, Inc.	3/31	13,100	13,707

BlackRock Balanced Capital Fund, Inc.	9/30	15,700	16,257

BlackRock Basic Value Fund, Inc.	6/30	16,100	13,707

BlackRock Capital Appreciation Fund, Inc.	9/30	13,100	13,707

BlackRock Equity Dividend Fund	7/31	16,700	16,007

BlackRock EuroFund	6/30	16,200	14,727

BlackRock Focus Growth Fund, Inc.	8/31	9,700	9,990

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	9/30	15,000	17,000

BlackRock 40/60 Target Allocation Fund	9/30	15,000	17,000

BlackRock 60/40 Target Allocation Fund	9/30	15,000	17,000

BlackRock 80/20 Target Allocation Fund	9/30	15,000	17,000

BlackRock Dynamic High Income Portfolio	7/31	—	2,000

BlackRock Global Dividend Portfolio	7/31	—	—

BlackRock LifePath® Smart Beta 2020 Fund	10/31	1,445	—

BlackRock LifePath® Smart Beta 2025 Fund	10/31	1,445	—

BlackRock LifePath® Smart Beta 2030 Fund	10/31	1,445	—

BlackRock LifePath® Smart Beta 2035 Fund	10/31	1,445	—

BlackRock LifePath® Smart Beta 2040 Fund	10/31	1,444	—

BlackRock LifePath® Smart Beta 2045 Fund	10/31	1,444	—

BlackRock LifePath® Smart Beta 2050 Fund	10/31	1,444	—

BlackRock LifePath® Smart Beta 2055 Fund	10/31	1,444	—

BlackRock LifePath® Smart Beta 2060 Fund[1]	10/31	—	—

BlackRock LifePath® Smart Beta Retirement Fund	10/31	1,444	—

BlackRock Managed Income Fund	12/31	20,002	15,402

BlackRock Multi-Asset Income Portfolio	7/31	—	—

BlackRock Global Allocation Fund, Inc.	10/31	21,800	20,000

BlackRock Long-Horizon Equity Fund	10/31	15,027	14,127

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	1/31	13,100	14,007

BlackRock Natural Resources Trust	7/31	16,700	14,045

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	5/31	14,600	15,140

FDP BlackRock Equity Dividend Fund	5/31	14,600	15,140

FDP BlackRock International Fund	5/31	15,400	16,160

Managed Account Series

Advantage Global SmallCap Fund	8/31	13,200	14,058

BlackRock GA Disciplined Volatility Equity Fund[2]	10/31	20,000	—

BlackRock GA Enhanced Equity Fund[2]	10/31	20,000	—

Mid Cap Dividend Fund	8/31	13,100	14,007

Master Advantage U.S. Total Market LLC	3/31	—	—

Master Focus Growth LLC	8/31	—	—

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.
[1]	For the period May 31, 2017 (Commencement of Operations) to October 31, 2017.
[2]	For the period June 1, 2017 (Commencement of Operations) to October 31, 2017.

Group B Funds

BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31	15,400	16,002

BATS: Series C Portfolio	3/31	15,400	16,002

BATS: Series E Portfolio	3/31	13,400	13,362

BATS: Series M Portfolio	3/31	15,400	16,002

BATS: Series P Portfolio	3/31	15,400	15,402

BATS: Series S Portfolio	3/31	15,400	15,402

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	9/30	15,400	15,402

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31	13,500	12,852

BlackRock Funds V

BlackRock Core Bond Portfolio**	9/30	20,000	20,000

BlackRock Credit Strategies Income Fund**	9/30	15,400	19,402

BlackRock Emerging Markets Bond Fund**	12/31	17,500	—

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio**	12/31	18,100	17,500

BlackRock Emerging Markets Local Currency Bond Fund**	12/31	17,500	—

BlackRock Floating Rate Income Portfolio**	8/31	17,500	19,500

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock GNMA Portfolio**	9/30	15,400		15,402

BlackRock High Yield Bond Portfolio**	9/30	39,410	[1]	38,900	[1]

BlackRock Inflation Protected Bond Portfolio**	12/31	20,000		20,000

BlackRock Low Duration Bond Portfolio**	9/30	20,000		20,000

BlackRock Strategic Income Opportunities Portfolio**	12/31	22,600		20,000

BlackRock U.S. Government Bond Portfolio**	9/30	15,400		15,402

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31	13,500		12,852

BlackRock New York Municipal Opportunities Fund	6/30	13,500		12,852

BlackRock Pennsylvania Municipal Bond Fund	5/31	13,500		12,852

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30	13,500		12,890

BlackRock National Municipal Fund	6/30	13,500		12,852

BlackRock Short-Term Municipal Fund	6/30	13,500		12,852

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31	17,700		14,052

BlackRock Strategic Global Bond Fund, Inc.	12/31	22,138		17,500

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund**	5/31	16,000		17,402

Managed Account Series II

BlackRock U.S. Mortgage Portfolio**	4/30	14,800		14,841

Master Bond LLC

Master Total Return Portfolio	9/30	20,000		20,000

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]	Includes fees for the Portfolio and the Portfolio’s subsidiary or subsidiaries.

Appendix J – Investment Manager, Sub-Advisers and Administrators

The table below identifies the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the Funds. Additional information about the investment manager and sub-advisers is set forth after the table below.

Group A Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Advantage Global Fund, Inc.	BlackRock Advisors, LLC	—	—[1]

BlackRock Advantage U.S. Total Market Fund, Inc.	Feeder Fund – the Master Fund’s Investment Manager is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Balanced Capital Fund, Inc.	BlackRock Advisors, LLC	—	—[1]

BlackRock Basic Value Fund, Inc.	BlackRock Advisors, LLC	—	—[1]

BlackRock Capital Appreciation Fund, Inc.	BlackRock Advisors, LLC	—	—[1]

BlackRock Equity Dividend Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock EuroFund	BlackRock Advisors, LLC	BlackRock International Limited	—[1]

BlackRock Focus Growth Fund, Inc.	Feeder Fund – the Master Fund’s Investment Manager is BlackRock Advisors, LLC	—	Feeder Fund – The Master Fund’s administrator is BlackRock Advisors, LLC

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock 40/60 Target Allocation Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock 60/40 Target Allocation Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock 80/20 Target Allocation Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Dynamic High Income Portfolio	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Global Dividend Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2020 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2025 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2030 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2035 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2040 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2045 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2050 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2055 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta 2060 Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock LifePath® Smart Beta Retirement Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Managed Income Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Multi-Asset Income Portfolio	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Global Allocation Fund, Inc.	BlackRock Advisors, LLC	—	—[1]

BlackRock Long-Horizon Equity Fund	BlackRock Advisors, LLC	BlackRock International Limited	—[1]

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Mid Cap Dividend Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Natural Resources Trust	BlackRock Advisors, LLC	BlackRock International Limited	—[1]

FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund	BlackRock Advisors, LLC	—	—[1]

FDP BlackRock Equity Dividend Fund	BlackRock Advisors, LLC	—	—[1]

FDP BlackRock International Fund	BlackRock Advisors, LLC	BlackRock International Limited	—[1]

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
Managed Account Series

Advantage Global SmallCap Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock GA Disciplined Volatility Equity Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock GA Enhanced Equity Fund	BlackRock Advisors, LLC	—	—[1]

Mid Cap Dividend Fund	BlackRock Advisors, LLC	—	—[1]

Master Advantage U.S. Total Market LLC	BlackRock Advisors, LLC	—	—[1]

Master Focus Growth LLC	BlackRock Advisors, LLC	—	—[1]

[1]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

Group B Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Allocation Target Shares

BATS: Series A Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BATS: Series C Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BATS: Series E Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BATS: Series M Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BATS: Series P Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BATS: Series S Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	Feeder Fund – The Master Fund’s administrator is BlackRock Advisors, LLC

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Funds V

BlackRock Core Bond Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Credit Strategies Income Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Emerging Markets Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Emerging Markets Local Currency Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Floating Rate Income Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock GNMA Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock High Yield Bond Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Inflation Protected Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Low Duration Bond Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Strategic Income Opportunities Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock U.S. Government Bond Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock New York Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Pennsylvania Municipal Bond Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock National Municipal Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Short-Term Municipal Fund	BlackRock Advisors, LLC	—	—[1]

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[1]

BlackRock Strategic Global Bond Fund, Inc.	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	—[1]

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund	BlackRock Advisors, LLC	—	—[1]

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	BlackRock Advisors, LLC	—	—[1]

Master Bond LLC

Master Total Return Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	—[1]

[1]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

BlackRock Advisors, LLC serves as investment manager and/or administrator to the Funds and the Portfolios, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock Asset Management North Asia Limited is located at 16/F, 2 Queen’s Road Central, Cheung Kong Center, Hong Kong.

BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock (Singapore) Limited is located at 20 Anson Road #18-01, 079912 Singapore.

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, New York 10055.

Appendix K – 5% Share Ownership

For purposes of this Appendix K, refer to the below table for the full name and address of certain 5% owners who are listed for certain Funds in the tables for this Appendix K.

Name and Address of Owner

American Enterprise Investment Service 707 2nd Avenue South Minneapolis, MN 55402-2405

Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122

Edward D Jones and Co. 12555 Manchester Road St. Louis, MO 63131-3710

Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999

JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Merrill Lynch Pierce Fenner & Smith 4800 E Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311

National Financial Services LLC 499 Washington Blvd., Floor 5 Jersey City, NJ 07310-2010

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001

Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102

State Street Bank and Trust Company 1 Lincoln Street – 2901 Boston, MA 02111

TD Ameritrade PO Box 2226 Omaha, NE 68103-2226

UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103

As of September 24, 2018, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Funds indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Group A Funds

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage Global Fund, Inc.
BlackRock Advantage Global Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	10,515,283.19	69.52%

	Edward D Jones and Co.	947,478.34	6.26%

BlackRock Advantage Global Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,809,779.09	56.92%

	Morgan Stanley & Co.	359,751.60	7.28%

	National Financial Services LLC	297,038.64	6.01%

	UBS WM USA	283,010.89	5.73%

BlackRock Advantage Global Fund, Inc. – Class R Shares	Merrill Lynch Pierce Fenner & Smith	609,893.22	70.13%

	National Financial Services LLC	80,444.35	9.25%

BlackRock Advantage Global Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	1,421,232.79	31.00%

	National Financial Services LLC	1,029,104.79	22.45%

	Morgan Stanley & Co.	584,758.26	12.75%

BlackRock Advantage Global Fund, Inc. – Class K Shares	Edward D Jones and Co.	205,233.23	95.32%

BlackRock Advantage U.S. Total Market Fund, Inc.
BlackRock Advantage U.S. Total Market Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	8,719,475.66	78.36%

BlackRock Advantage U.S. Total Market Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,229,469.64	69.92%

	Morgan Stanley & Co.	176,784.54	5.54%

BlackRock Advantage U.S. Total Market Fund, Inc. – Class R Shares	Merrill Lynch Pierce Fenner & Smith	845,531.76	76.12%

BlackRock Advantage U.S. Total Market Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	1,552,221.91	47.02%

	National Financial Services LLC	189,094.09	5.72%

BlackRock Advantage U.S. Total Market Fund, Inc. – Class K Shares	Edward D Jones and Co.	81,335.31	89.45%

	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	7,159.69	7.87%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Balanced Capital Fund, Inc.
BlackRock Balanced Capital Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	13,280,974.84	59.88%
	National Financial Services LLC	1,719,222.71	7.75%

BlackRock Balanced Capital Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,116,280.03	22.49%
	Wells Fargo Clearing Services	447,998.69	9.02%

	Pershing LLC	376,950.86	7.59%

	Morgan Stanley & Co.	381,795.93	7.69%

	American Enterprise Investment Service	308,758.50	6.22%

	Charles Schwab & Co Inc.	374,000.41	7.53%

	UBS WM USA	258,255.49	5.20%

BlackRock Balanced Capital Fund, Inc. – Class R Shares	State Street Bank and Trust Company	389,567.88	56.81%

	Merrill Lynch Pierce Fenner & Smith	131,484.78	19.17%

BlackRock Balanced Capital Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	9,501,673.41	52.54%
	National Financial Services LLC	1,448,600.64	8.01%

BlackRock Balanced Capital Fund, Inc. – Class K Shares	Edward D Jones and Co.	307,199.96	90.19%
	Raymond James	18,001.52	5.28%

BlackRock Basic Value Fund, Inc.
BlackRock Basic Value Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	34,474,423.20	73.22%

BlackRock Basic Value Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,370,563.11	49.33%
	Morgan Stanley & Co.	427,184.51	8.88%

	Wells Fargo Clearing Services	308,914.10	6.42%

	UBS WM USA	280,796.24	5.84%

	National Financial Services LLC	246,971.58	5.13%

	Pershing LLC	241,014.98	5.01%

BlackRock Basic Value Fund, Inc. – Class R Shares	Merrill Lynch Pierce Fenner & Smith	193,354.41	42.07%

	Equitable Life 500 Plaza Drive Secaucus, NJ 07094	144,288.63	31.39%

BlackRock Basic Value Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	27,383,238.50	67.10%

BlackRock Basic Value Fund, Inc. – Class K Shares	Edward D Jones and Co.	173,717.65	52.12%
	DCGT 711 High Street Des Moines, IA 50392	117,088.13	35.13%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Capital Appreciation Fund, Inc.
BlackRock Capital Appreciation Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	36,831,288.75	65.64%

BlackRock Capital Appreciation Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	7,256,076.91	60.79%
	Morgan Stanley & Co.	779,741.85	6.53%

BlackRock Capital Appreciation Fund, Inc. – Class R Shares	Merrill Lynch Pierce Fenner & Smith	1,871,631.97	57.57%
	Hartford Life Insurance Company	439,741.72	13.52%

	State Street Bank and Trust Company	352,675.96	10.84%

BlackRock Capital Appreciation Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	11,300,238.02	62.41%
	Pershing LLC	1,445,216.73	7.98%

	National Financial Services LLC	1,440,395.48	7.95%

BlackRock Capital Appreciation Fund, Inc. – Class K Shares	BlackRock Advisors, LLC FBO 300 Bellevue Parkway Wilmington, DE 19809-3716	4,109,418.46	24.53%

	BlackRock Advisors, LLC FBO 300 Bellevue Parkway Wilmington, DE 19809-3716	1,939,219.09	11.57%

	National Financial Services LLC	1,376,346.61	8.21%

	BlackRock Advisors, LLC FBO 300 Bellevue Parkway Wilmington, DE 19809-3716	943,496.68	5.63%

	BlackRock Advisors, LLC FBO 300 Bellevue Parkway Wilmington, DE 19809-3716	849,047.08	5.06%

	Wells Fargo Clearing Services	846,935.74	5.05%

BlackRock Equity Dividend Fund
BlackRock Equity Dividend Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	72,244,384.58	34.56%

	National Financial Services LLC	16,152,551.72	7.72%

	Edward D Jones and Co.	15,506,178.05	7.41%

BlackRock Equity Dividend Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	30,213,232.07	31.48%
	Morgan Stanley & Co.	17,091,049.14	17.81%

	UBS WM USA	6,917,348.34	7.20%

	Wells Fargo Clearing Services	6,762,446.99	7.04%

	Pershing LLC	5,998,518.58	6.25%

	National Financial Services LLC	5,037,032.02	5.24%

	Raymond James	4,844,616.62	5.04%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Equity Dividend Fund – Investor C1 Shares	UBS WM USA	21,791.07	30.86%

	Merrill Lynch Pierce Fenner & Smith	21,502.99	30.45%

	Wells Fargo Clearing Services	6,243.02	8.84%

	LPL Financial	5,146.30	7.28%

	Raymond James	4,950.20	7.01%

	Morgan Stanley & Co.	3,649.37	5.16%

BlackRock Equity Dividend Fund – Class R Shares	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	5,871,177.51	18.84%

	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4774	5,480,637.41	17.59%

	Hartford Life Insurance Company	4,503,037.02	14.45%

	Merrill Lynch Pierce Fenner & Smith	3,509,904.34	11.26%

	State Street Bank and Trust Company (FBO) ADP Access Product	3,047,718.13	9.78%

	National Financial Services LLC	2,367,340.03	7.60%

BlackRock Equity Dividend Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	130,398,503.07	27.61%

	National Financial Services LLC	73,117,772.34	15.48%

	Morgan Stanley & Co.	65,036,702.27	13.77%

	UBS WM USA	26,282,371.95	5.56%

BlackRock Equity Dividend Fund – Class K Shares	Edward D Jones and Co.	62,527,417.98	69.08%

	National Financial Services LLC	6,467,928.17	7.14%

BlackRock Equity Dividend Fund – Service Shares	National Financial Services LLC	1,037,554.09	28.44%

	Charles Schwab & Co. Inc	686,871.99	18.82%

	Reliance Trust Company FBO MassMutual Registered Product	538,196.27	14.75%

	MassMutual Life Insurance Company	266,284.06	7.29%

	Great-West Trust Company LLC TTEE F Dickinson Wright PLLC Retirement AN K Savings Plan	184,323.34	5.05%

BlackRock EuroFund
BlackRock EuroFund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,964,579.62	40.99%

	National Financial Services LLC	2,374,209.42	24.54%

	Pershing LLC	1,087,843.52	11.24%

	TD Ameritrade	667,455.89	6.90%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock EuroFund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	222,223.29	31.54%

	Wells Fargo Clearing Services	160,699.21	22.81%

	UBS WM USA	54,647.44	7.75%

	Pershing LLC	52,116.35	7.39%

	Morgan Stanley & Co.	47,423.34	6.73%

	National Financial Services LLC	35,358.15	5.01%

BlackRock EuroFund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	41,493.26	84.93%

	Counsel Trust DBA MATC FBO Dr. Zhahriyan Zankarimi DDS I 301 Bellevue Parkway Wilmington, DE 19809	3,011.57	6.16%

BlackRock EuroFund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	1,801,208.01	65.16%

	National Financial Services LLC	156,220.01	5.65%

BlackRock EuroFund – Class K Shares	Edward D Jones and Co.	49,710.97	79.07%

	BlackRock Financial Management Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	12,070.01	19.20%

BlackRock Focus Growth Fund, Inc.
BlackRock Focus Growth Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	5,175,985.78	25.83%

	Edward D Jones and Co.	4,199,829.91	20.96%

	National Financial Services LLC	1,480,996.95	7.39%

	Pershing LLC	1,398,520.14	6.97%

	Wells Fargo Clearing Services	1,226,446.17	6.12%

	LPL Financial	1,029,353.70	5.13%

BlackRock Focus Growth Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,764,324.26	22.19%

	Wells Fargo Clearing Services	1,141,005.44	14.35%

	Morgan Stanley & Co.	752,425.43	9.46%

	National Financial Services LLC	494,961.53	6.22%

	Pershing LLC	474,453.85	5.96%

BlackRock Focus Growth Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,951,468.63	21.24%

	American Enterprise Investment Service	2,665,427.49	19.18%

	Edward D Jones and Co.	1,763,633.20	12.69%

	National Financial Services LLC	1,039,820.03	7.48%

	Pershing LLC	833,476.02	5.99%

	LPL Financial	802,234.75	5.77%

	Wells Fargo Clearing Services	796,127.91	5.73%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Funds II
BlackRock 20/80 Target Allocation Fund
BlackRock 20/80 Target Allocation Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,906,236.77	27.03%

	Charles Schwab & Co Inc.	1,504,297.77	13.99%

	National Financial Services LLC	1,429,085.12	13.29%

	WTRISC Co. c/o ICMA Retirement Corporation 777 North Capital Street, NE Washington, DC 20002	1,396,620.53	12.99%

BlackRock 20/80 Target Allocation Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,437,131.49	30.08%

	American Enterprise Investment Service	1,282,423.63	15.82%

	JP Morgan Securities LLC	908,390.85	11.21%

	Wells Fargo Clearing Services	718,241.81	8.86%

	Pershing LLC	548,998.85	6.77%

	National Financial Services LLC	499,554.38	6.16%

BlackRock 20/80 Target Allocation Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	720,432.07	58.53%

	State Street Bank and Trust Company (FBO) ADP Access Product	137,845.53	11.20%

	Ascensus Trust Company FBO Energy Management Specialists, Inc. PO Box10758 Fargo, ND 58106	67,194.96	5.45%

BlackRock 20/80 Target Allocation Fund – Institutional Shares	American Enterprise Investment Service	808,226.03	22.05%

	National Financial Services LLC	539,847.11	14.73%

	Charles Schwab & Co Inc.	393,199.72	10.72%

	Pershing LLC	345,759.42	9.43%

	Merrill Lynch Pierce Fenner & Smith	243,091.45	6.63%

	LPL Financial	240,654.51	6.56%

	* Robert Shenkman, Keith Blitzer & Andrea Duncliffe, Trustees 301 Bellevue Parkway Wilmington, DE 19809	221,078.73	6.03%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock 20/80 Target Allocation Fund – Class K Shares	National Financial Services LLC	69,315.26	24.16%

	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	64,057.97	22.33%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	45,512.92	15.86%

	Nationwide Trust Company, FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	32,914.56	11.47%

	Lincoln National Life Insurance Company 150 N. Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	25,085.37	8.74%

	Great West Trust Co LLC 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	20,049.52	6.99%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	18,348.62	6.39%

BlackRock 40/60 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	4,346,836.85	30.74%

	WTRISC Co. c/o ICMA Retirement Corporation 777 North Capital Street, NE Washington, DC 20002	2,166,613.55	15.32%

	Charles Schwab & Co Inc.	1,565,747.82	11.07%

	National Financial Services LLC	1,554,359.91	10.99%

	Pershing LLC	929,363.14	6.57%

BlackRock 40/60 Target Allocation Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,690,287.47	31.23%

	American Enterprise Investment Service	1,414,225.77	16.42%

	National Financial Services LLC	871,712.82	10.12%

	Wells Fargo Clearing Services	791,622.60	9.19%

	Pershing LLC	664,441.96	7.71%

	LPL Financial	529,605.80	6.14%

BlackRock 40/60 Target Allocation Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	873,533.26	57.11%

	State Street Bank and Trust Company (FBO) ADP Access Product	248,995.52	16.28%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock 40/60 Target Allocation Fund – Institutional Shares	Charles Schwab & Co Inc.	1,037,217.10	19.15%
	National Financial Services LLC	699,370.64	12.91%

	Great West Trust Co LLC 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	434,045.91	8.01%

	American Enterprise Investment Service	425,323.89	7.85%

	Merrill Lynch Pierce Fenner & Smith	359,343.90	6.63%

	Matrix Trust Company 35 Iron Point Circle, Suite 300 Folsom, CA 95630	334,358.00	6.17%

	LPL Financial	303,592.61	5.60%

BlackRock 40/60 Target Allocation Fund – Class K Shares	Great West Trust Co LLC Plans of Great West Financial 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	149,231.66	36.89%

	Lincoln National Life Insurance Company 150 N. Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	89,464.97	22.12%

	National Financial Services LLC	62,135.46	15.36%

	Great West Trust Co LLC Employee Benefits Clients 401K 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	28,221.02	6.97%

	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	20,484.48	5.06%

BlackRock 60/40 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	6,408,345.58	30.22%
	WTRISC Co. c/o ICMA Retirement Corporation 777 North Capital Street, NE Washington, DC 20002	4,627,712.85	21.82%

	Charles Schwab & Co Inc.	2,059,263.02	9.71%

	National Financial Services LLC	1,933,127.56	9.11%

BlackRock 60/40 Target Allocation Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,175,625.12	27.19%
	American Enterprise Investment Service	992,548.49	12.40%

	National Financial Services LLC	951,824.27	11.89%

	LPL Financial	842,542.53	10.53%

	Wells Fargo Clearing Services	768,737.00	9.60%

	Pershing LLC	532,894.91	6.66%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock 60/40 Target Allocation Fund – Class R Shares	State Street Bank and Trust Company (FBO) ADP Access Product	686,594.38	49.32%

	Merrill Lynch Pierce Fenner & Smith	582,865.18	41.87%

BlackRock 60/40 Target Allocation Fund – Institutional Shares	Charles Schwab & Co Inc.	2,149,810.30	27.19%

	National Financial Services LLC	1,360,242.22	17.20%

	LPL Financial	762,399.67	9.64%

	Merrill Lynch Pierce Fenner & Smith	728,397.83	9.21%

BlackRock 60/40 Target Allocation Fund – Class K Shares	National Financial Services LLC	542,518.01	39.57%

	Great West Trust Co LLC Plans of Great West Financial 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	225,603.73	16.45%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	179,670.32	13.10%

	State Street Bank and Trust Company (FBO) ADP Access Product	142,826.95	10.41%

	Great West Trust Co LLC Employee Benefits Clients 401K 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	89,375.11	6.51%

	Lincoln National Life Insurance Company 150 N. Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	74,139.95	5.40%

	Great West Trust Co LLC Fascore LLC Retirement Plans 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	68,784.06	5.01%

BlackRock 80/20 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund – Investor A Shares	WTRISC Co. c/o ICMA Retirement Corporation 777 North Capital Street, NE Washington, DC 20002	3,721,837.00	29.12%

	Charles Schwab & Co Inc.	2,022,372.60	15.82%

	Merrill Lynch Pierce Fenner & Smith	1,547,858.89	12.11%

	National Financial Services LLC	1,175,377.45	9.19%

	Pershing LLC	809,758.92	6.33%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock 80/20 Target Allocation Fund – Investor C Shares	National Financial Services LLC	712,515.75	16.06%

	American Enterprise Investment Service	698,691.59	15.75%

	LPL Financial	508,196.41	11.46%

	Merrill Lynch Pierce Fenner & Smith	506,535.42	11.42%

	Wells Fargo Clearing Services	501,581.38	11.31%

	Raymond James	336,964.38	7.59%

	Pershing LLC	315,237.46	7.10%

BlackRock 80/20 Target Allocation Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	518,138.83	56.02%

	State Street Bank and Trust Company (FBO) ADP Access Product	350,450.08	37.89%

BlackRock 80/20 Target Allocation Fund – Institutional Shares	Charles Schwab & Co Inc.	2,333,218.03	26.82%

	National Financial Services LLC	1,227,395.55	14.10%

	Nationwide Trust Company, FSB c/o IPO Portfolio Accounting	698,001.83	8.02%

	Pershing LLC	612,154.47	7.03%

	LPL Financial	528,767.67	6.07%

	Great West Trust Co LLC Plans of Great West Financial 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	476,597.12	5.47%

BlackRock 80/20 Target Allocation Fund – Class K Shares	National Financial Services LLC	396,346.52	36.50%

	Great West Trust Co LLC Plans of Great West Financial 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	254,227.55	23.41%

	Mid Atlantic Trust Company FBO Karmel Women’s Care, P.A. & Houston 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	162,755.13	14.98%

	Lincoln National Life Insurance Company 150 N. Radnor Chester Road, Suite C120 Radnor, PA 19087-5248	109,622.62	10.09%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	88,879.64	8.18%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Dynamic High Income Portfolio
BlackRock Dynamic High Income Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	1,483,313.53	22.44%

	American Enterprise Investment Service	774,909.23	11.72%

	TD Ameritrade	664,026.25	10.04%

	National Financial Services LLC	614,349.61	9.29%

	Wells Fargo Clearing Services	561,419.88	8.49%

	Pershing LLC	528,648.43	8.00%

	Charles Schwab & Co Inc.	492,191.37	7.44%

	LPL Financial	412,039.43	6.23%

BlackRock Dynamic High Income Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	619,372.03	19.40%

	Raymond James	579,477.20	18.15%

	Morgan Stanley & Co.	521,161.78	16.32%

	Wells Fargo Clearing Services	383,472.98	12.01%

	National Financial Services LLC	203,729.42	6.38%

	LPL Financial	185,389.86	5.80%

	UBS WM USA	164,531.03	5.15%

BlackRock Dynamic High Income Portfolio – Institutional Shares	National Financial Services LLC	22,337,807.21	37.62%

	Merrill Lynch Pierce Fenner & Smith	11,829,120.66	19.92%

	Morgan Stanley & Co.	5,618,381.01	9.46%

	LPL Financial	5,595,889.71	9.42%

	Pershing LLC	3,305,053.61	5.56%

	Wells Fargo Clearing Services	3,207,054.88	5.40%

BlackRock Dynamic High Income Portfolio – Class K Shares	JP Morgan Securities LLC	204,424.67	89.26%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	22,547.91	9.84%

BlackRock Global Dividend Portfolio
BlackRock Global Dividend Portfolio – Investor A Shares	Edward D Jones and Co.	8,593,791.67	22.98%
	Merrill Lynch Pierce Fenner & Smith	8,507,397.51	22.75%

	National Financial Services LLC	2,629,172.65	7.03%

	Pershing LLC	2,289,305.05	6.12%

	Morgan Stanley & Co.	2,206,649.34	5.90%

	UBS WM USA	1,978,297.86	5.29%

	Wells Fargo Clearing Services	1,922,837.28	5.14%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Global Dividend Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	8,649,644.77	34.74%
	Morgan Stanley & Co.	3,481,849.83	13.98%

	Wells Fargo Clearing Services	2,103,834.64	8.45%

	UBS WM USA	1,971,186.87	7.91%

	Pershing LLC	1,946,053.68	7.81%

	Raymond James	1,623,657.33	6.52%

	American Enterprise Investment Service	1,266,652.83	5.08%

BlackRock Global Dividend Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	42,372,757.32	34.55%
	National Financial Services LLC	25,538,139.61	20.82%

	Morgan Stanley & Co.	9,075,495.15	7.40%

	American Enterprise Investment Service	8,604,634.77	7.01%

BlackRock Global Dividend Portfolio – Class K Shares	Edward D Jones and Co.	6,854,824.80	97.03%

BlackRock LifePath® Smart Beta 2020 Fund
BlackRock LifePath® Smart Beta 2020 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	603,971.09	51.41%
	Mid Atlantic Trust Company FBO Cavotec US Holdings Inc 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	299,719.33	25.51%

	National Financial Services LLC	86,600.94	7.37%

BlackRock LifePath® Smart Beta 2020 Fund – Institutional Shares	FIIOC FBO SACO & Biddeford Savings 100 Magellan Way (KW1C) Covington, KY 41015-1987	192,370.26	95.04%

BlackRock LifePath® Smart Beta 2020 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	403,448.11	69.21%
	Hartford Life Insurance Company	89,492.12	15.35%

	Ascensus Trust Company FBO Salem Tube Inc PO Box10758 Fargo, ND 58106	46,515.51	7.98%

BlackRock LifePath® Smart Beta 2020 Fund – Class K Shares	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	34,143.77	34.73%

	Matrix Trust Company as Trustee FBO Eplan Services Group Trust PO Box 52129 Phoenix, AZ 85072	23,998.63	24.41%

	Mid Atlantic Trust Company FBO Creative Materials Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	16,491.24	16.77%

	Merrill Lynch Pierce Fenner & Smith	11,175.60	11.36%

	National Financial Services LLC	8,838.08	8.99%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath® Smart Beta 2025 Fund
BlackRock LifePath® Smart Beta 2025 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	974,202.26	63.40%

	RBC Capital Markets LLC 60 S 6th Street Minneapolis, MN 55402-4400	87,715.15	5.70%

BlackRock LifePath® Smart Beta 2025 Fund – Institutional Shares	FIIOC FBO Saco & Biddeford Savings 100 Magellan Way (KW1C) Covington, KY 41015-1987	176,082.90	90.01%

BlackRock LifePath® Smart Beta 2025 Fund – Class K Shares	National Financial Services LLC	95,090.70	42.52%

	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	62,099.61	27.77%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	44,853.06	20.05%

BlackRock LifePath® Smart Beta 2025 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	174,516.65	61.98%

	Hartford Life Insurance Company	57,374.04	20.37%

	Ascensus Trust Company PO Box10758 Fargo, ND 58106	24,197.73	8.59%

BlackRock LifePath® Smart Beta 2030 Fund
BlackRock LifePath® Smart Beta 2030 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	857,769.84	62.43%

	National Financial Services LLC	157,215.67	11.44%

BlackRock LifePath® Smart Beta 2030 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	125,146.76	74.04%

	Merrill Lynch Pierce Fenner & Smith	35,307.30	20.89%

BlackRock LifePath® Smart Beta 2030 Fund – Class K Shares	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	53,351.68	35.66%

	National Financial Services LLC	45,689.21	30.54%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	42,502.13	28.41%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath® Smart Beta 2030 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	249,086.72	56.96%
	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	82,914.75	18.96%

	Ascensus Trust Company PO Box10758 Fargo, ND 58106	48,569.37	11.10%

	Hartford Life Insurance Company	30,838.32	7.05%

BlackRock LifePath® Smart Beta 2035 Fund
BlackRock LifePath® Smart Beta 2035 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	647,937.13	77.99%

BlackRock LifePath® Smart Beta 2035 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	136,028.84	97.03%

BlackRock LifePath® Smart Beta 2035 Fund – Class K Shares	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	63,723.57	28.31%

	National Financial Services LLC	36,785.49	16.34%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	36,688.79	16.30%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	18,986.29	8.43%

	Mid Atlantic Trust Company FBO Dragonfly Negotiations & Consulting 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	15,299.49	6.79%

	Mid Atlantic Trust Company FBO Dynamic Investment Group 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	13,051.59	5.79%

	Mid Atlantic Trust Company FBO CAC Recovery LLC 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	11,507.76	5.11%

BlackRock LifePath® Smart Beta 2035 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	184,382.63	70.49%
	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	28,995.79	11.08%

	Hartford Life Insurance Company	28,883.47	11.04%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath® Smart Beta 2040 Fund
BlackRock LifePath® Smart Beta 2040 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	564,463.34	72.70%

BlackRock LifePath® Smart Beta 2040 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	48,535.46	83.55%

	Mid Atlantic Trust Company FBO Paragon Distribution 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	3,041.31	5.23%

BlackRock LifePath® Smart Beta 2040 Fund – Class K Shares	Mid Atlantic Trust Company FBO Rancho Obstetrics and Gynecology 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	48,148.23	26.27%

	National Financial Services LLC	43,599.81	23.79%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	37,780.40	20.61%

	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	18,363.23	10.02%

BlackRock LifePath® Smart Beta 2040 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	181,608.49	42.13%
	Hartford Life Insurance Company	174,753.65	40.54%

	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	33,001.71	7.65%

BlackRock LifePath® Smart Beta 2045 Fund
BlackRock LifePath® Smart Beta 2045 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	415,391.48	77.96%

BlackRock LifePath® Smart Beta 2045 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	53,821.76	83.10%

	Merrill Lynch Pierce Fenner & Smith	4,846.71	7.48%

BlackRock LifePath® Smart Beta 2045 Fund – Class K Shares	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	47,400.06	36.80%

	Mid Atlantic Trust Company FBO Karen Holler PHD 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	45,422.11	35.27%

	National Financial Services LLC	12,646.28	9.82%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	6,655.64	5.16%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath® Smart Beta 2045 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	72,091.12	53.55%

	Hartford Life Insurance Company	42,638.14	31.67%

	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	12,229.54	9.08%

BlackRock LifePath® Smart Beta 2050 Fund
BlackRock LifePath® Smart Beta 2050 Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	578,763.70	76.39%

	Hartford Life Insurance Company	48,652.05	6.42%

BlackRock LifePath® Smart Beta 2050 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	29,354.36	77.00%

	Mid Atlantic Trust Company FBO Paragon Distribution 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5,463.49	14.33%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,651.11	6.95%

BlackRock LifePath® Smart Beta 2050 Fund – Class K Shares	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	37,846.62	49.08%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	21,043.95	27.29%

	National Financial Services LLC	6,846.28	8.87%

BlackRock LifePath® Smart Beta 2050 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	98,468.21	37.59%

	Hartford Life Insurance Company	73,260.23	27.96%

	Ascensus Trust Company PO Box10758 Fargo, ND 58106	44,471.35	16.97%

	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	26,012.59	9.93%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

BlackRock LifePath® Smart Beta 2055 Fund
BlackRock LifePath® Smart Beta 2055 Fund – Investor A Shares	National Financial Services LLC	12,004.22	30.40%
	Mid Atlantic Trust Company FBO Life Source Irrigation Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5,954.41	15.08%

	Hartford Life Insurance Company	5,005.82	12.68%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,500.00	6.33%

	Mid Atlantic Trust Company FBO Nick Olsen Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	2,168.51	5.49%

	BNYM I S Trust Co Cust Rollover IRA 301 Bellevue Parkway Wilmington, DE 19809	2,129.18	5.39%

BlackRock LifePath® Smart Beta 2055 Fund – Institutional Shares	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	19,761.41	87.26%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,500.00	11.03%

BlackRock LifePath® Smart Beta 2055 Fund – Class K Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	192,500.00	77.72%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	24,128.71	9.74%

	National Financial Services LLC	14,052.67	5.67%

BlackRock LifePath® Smart Beta 2055 Fund – Class R Shares	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	11,267.16	56.25%

	Hartford Life Insurance Company	5,314.90	26.53%

	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,500.00	12.48%

BlackRock LifePath® Smart Beta 2060 Fund
BlackRock LifePath® Smart Beta 2060 Fund – Investor A Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,000.00	74.62%

	JP Morgan Securities LLC	536.54	20.01%

BlackRock LifePath® Smart Beta 2060 Fund – Institutional Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,000.00	100%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath® Smart Beta 2060 Fund – Class K Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	94,000.00	99.98%

BlackRock LifePath® Smart Beta 2060 Fund – Class R Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,000.00	81.92%

	Ascensus Trust Company PO Box10758 Fargo, ND 58106	431.362	17.66%

BlackRock LifePath® Smart Beta Retirement Fund
BlackRock LifePath® Smart Beta Retirement Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	398,625.21	58.33%

	Pershing LLC	64,287.85	9.40%

	American Enterprise Investment Service	39,039.59	5.71%

	National Financial Services LLC	36,968.81	5.40%

	Reliance Trust Company TTEE ADP Access Large Mkt 401(k) 1100 Abernathy Road Atlanta, GA 30328	35,608.13	5.21%

	JP Morgan Securities LLC	35,607.88	5.21%

BlackRock LifePath® Smart Beta Retirement Fund – Institutional Shares	National Financial Services LLC	145,854.73	65.08%

	FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987	59,906.61	26.73%

	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11,484.38	5.12%

BlackRock LifePath® Smart Beta Retirement Fund – Class K Shares	Mid Atlantic Trust Company FBO Belmont Group Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	19,056.81	41.84%

	National Financial Services LLC	10,741.40	23.58%

	Matrix Trust Company PO Box 52129 Phoenix, AZ 85072	10,414.77	22.86%

	Mid Atlantic Trust Company FBO ELICC Americas Corporation 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	3,612.34	7.93%

BlackRock LifePath® Smart Beta Retirement Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	142,870.39	67.80%

	Hartford Life Insurance Company	57,404.12	27.24%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

BlackRock Managed Income Fund
BlackRock Managed Income Fund – Investor A Shares	Edward D Jones and Co.	2,384,612.01	26.68%

	Wells Fargo Clearing Services	1,156,433.13	12.93%

	Charles Schwab & Co Inc.	943,606.39	10.55%

	National Financial Services LLC	914,526.47	10.23%

	Pershing LLC	736,038.45	8.23%

	American Enterprise Investment Service	517,083.65	5.78%

BlackRock Managed Income Fund – Investor C Shares	Wells Fargo Clearing Services	176,893.29	23.98%

	Pershing LLC	135,218.72	18.33%

	National Financial Services LLC	92,672.77	12.56%

	American Enterprise Investment Service	92,551.28	12.54%

	JP Morgan Securities LLC	40,559.86	5.49%

	LPL Financial	36,958.83	5.01%

BlackRock Managed Income Fund – Institutional Shares	American Enterprise Investment Service	2,287,756.54	31.49%

	National Financial Services LLC	1,164,189.90	16.02%

	LPL Financial	736,559.04	10.14%

	Charles Schwab & Co Inc.	694,210.75	9.55%

	Pershing LLC	496,155.28	6.83%

	Wells Fargo Clearing Services	434,497.23	5.98%

BlackRock Managed Income Fund – Class K Shares	BOAL & Co. Marquis House Isle of Man Business Park Douglas, Isle of Man, British Isles IM2 2QZ	5,488,964.26	86.19%

	Edward D Jones and Co.	846,184.82	13.28%

BlackRock Multi-Asset Income Portfolio
BlackRock Multi-Asset Income Portfolio – Investor A Shares	Edward D Jones and Co.	67,208,768.67	17.82%

	National Financial Services LLC	46,895,362.54	12.43%

	Wells Fargo Clearing Services	46,420,071.09	12.31%

	Merrill Lynch Pierce Fenner & Smith	40,474,979.23	10.73%

	Pershing LLC	28,640,256.44	7.59%

	Morgan Stanley & Co.	21,284,804.73	5.64%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Multi-Asset Income Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	44,939,045.48	18.68%

	Wells Fargo Clearing Services	43,000,053.82	17.88%

	Morgan Stanley & Co.	25,966,537.25	10.79%

	American Enterprise Investment Service	21,048,316.62	8.75%

	Raymond James	20,568,139.65	8.55%

	Pershing LLC	17,150,360.42	7.13%

	LPL Financial	13,516,044.83	5.62%

	National Financial Services LLC	12,252,380.54	5.09%

BlackRock Multi-Asset Income Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	134,137,940.42	15.54%

	Wells Fargo Clearing Services	125,079,732.84	14.49%

	National Financial Services LLC	83,848,836.96	9.71%

	American Enterprise Investment Service	82,990,768.99	9.61%

	Raymond James	82,834,182.49	9.60%

	Morgan Stanley & Co.	78,727,929.46	9.12%

	LPL Financial	57,877,410.26	6.70%

	Pershing LLC	52,074,006.98	6.03%

	Charles Schwab & Co Inc.	50,810,819.98	5.88%

BlackRock Multi-Asset Income Portfolio – Class K Shares	Edward D Jones and Co.	25,089,587.57	49.94%

	National Financial Services LLC	7,520,937.40	14.97%

	* The McKnight Foundation 710 South 2nd Street, Suite 400 Minneapolis, MN 55401-2290	5,739,006.62	11.42%

BlackRock Global Allocation Fund, Inc.
BlackRock Global Allocation Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	311,134,295.05	54.06%

	National Financial Services LLC	30,738,214.11	5.34%

BlackRock Global Allocation Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	102,314,775.55	30.68%

	Morgan Stanley & Co.	46,573,983.44	13.96%

	Wells Fargo Clearing Services	37,990,524.74	11.39%

	UBS WM USA	25,507,902.47	7.65%

	Raymond James	21,186,953.38	6.35%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Global Allocation Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	212,785,309.13	29.41%

	National Financial Services LLC	88,323,936.48	12.21%

	Morgan Stanley & Co.	56,309,257.02	7.78%

	Bank of America NA 700 Louisiana Street Houston, TX 77002-2700	54,901,809.76	7.58%

	Wells Fargo Clearing Services	39,916,703.79	5.51%

	UBS WM USA	39,085,832.51	5.40%

BlackRock Global Allocation Fund, Inc. – Class K Shares	National Financial Services LLC	12,245,737.92	17.61%

	* Teachers Retirement System of NYC 55 Water Street New York, NY 10041	12,046,046.78	17.32%

	Edward D Jones and Co.	7,600,785.38	10.93%

	Comerica Bank PO Box 75000 Mail Code 3446 Detroit, MI 48275	3,666,528.93	5.27%

	Wells Fargo Bank NA FBO RT News Corporation Grantor Tr Agt	3,643,772.06	5.241%

BlackRock Global Allocation Fund, Inc. – Class R Shares	Merrill Lynch Pierce Fenner & Smith	14,300,036.88	31.06%

	Hartford Life Insurance Company	11,504,275.82	24.99%

	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	5,256,001.14	11.41%

	State Street Bank and Trust Company (FBO) ADP Access Product	4,693,706.67	10.19%

BlackRock Long-Horizon Equity Fund
BlackRock Long-Horizon Equity Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	10,479,347.74	69.34%

	Morgan Stanley & Co.	1,073,210.93	7.10%

BlackRock Long-Horizon Equity Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	451,941.06	30.41%

	UBS WM USA	280,934.54	18.90%

	Morgan Stanley & Co.	205,669.98	13.84%

	Wells Fargo Clearing Services	98,371.57	6.62%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Long-Horizon Equity Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,535,170.30	73.29%

	Morgan Stanley & Co.	185,936.51	5.37%

	UBS WM USA	182,322.50	5.27%

BlackRock Long-Horizon Equity Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	66,127.06	77.42%

	Ascensus Trust Company PO Box10758 Fargo, ND 58106	6,747.68	7.90%

BlackRock Mid Cap Dividend Series, Inc.
BlackRock Mid Cap Dividend Fund
BlackRock Mid Cap Dividend Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	4,109,646.94	40.08%

	Edward D Jones and Co.	966,073.53	9.42%

	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4774	773,765.92	7.54%

	State Street Bank and Trust Company	622,750.59	6.07%

	Hartford Life Insurance Company	531,740.80	5.18%

BlackRock Mid Cap Dividend Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	467,910.11	27.78%

	Wells Fargo Clearing Services	151,658.84	9.00%

	Morgan Stanley & Co.	141,588.46	8.40%

	Pershing LLC	137,175.95	8.14%

	UBS WM USA	100,113.70	5.94%

	LPL Financial	91,421.14	5.42%

BlackRock Mid Cap Dividend Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,233,302.73	41.56%

	National Financial Services LLC	998,155.83	18.57%

	VRSCO 2929 Allen Parkway, A6-20 Houston, TX 77019-2118	305,072.67	5.67%

	Pershing LLC	289,015.00	5.37%

BlackRock Mid Cap Dividend Fund – Class K Shares	Edward D Jones and Co.	194,811.38	90.68%

BlackRock Mid Cap Dividend Fund – Class R Shares	Hartford Life Insurance Company	884,182.30	34.79%

	Merrill Lynch Pierce Fenner & Smith	789,900.97	31.08%

	State Street Bank and Trust Company (FBO) ADP Access Product	144,882.44	5.70%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

BlackRock Natural Resources Trust
BlackRock Natural Resources Trust – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	1,236,111.34	32.13%
	Charles Schwab & Co Inc.	285,283.54	7.41%

	National Financial Services LLC	282,250.29	7.33%

	Pershing LLC	255,340.19	6.63%

BlackRock Natural Resources Trust – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	242,069.16	25.88%
	Pershing LLC	92,278.09	9.86%

	Morgan Stanley & Co.	82,510.33	8.82%

	UBS WM USA	70,981.39	7.59%

	Wells Fargo Clearing Services	70,132.46	7.49%

	National Financial Services LLC	68,700.17	7.34%

	Raymond James	56,112.21	6.00%

BlackRock Natural Resources Trust – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	521,838.99	24.71%

	Pershing LLC	215,097.25	10.18%

	National Financial Services LLC	185,381.98	8.77%

	American Enterprise Investment Service	168,058.89	7.95%

	Charles Schwab & Co Inc.	119,139.47	5.64%

	Raymond James	112,384.46	5.32%

FDP Series, Inc.
FDP BlackRock Capital Appreciation Fund
FDP BlackRock Capital Appreciation Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,446,126.63	100%

FDP BlackRock Capital Appreciation Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,647,884.46	100%

FDP BlackRock Capital Appreciation Fund – Investor Institutional Shares	Merrill Lynch Pierce Fenner & Smith	246,645.56	100%

FDP BlackRock Equity Dividend Fund
FDP BlackRock Equity Dividend Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,662,670.26	100%

FDP BlackRock Equity Dividend Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,538,059.44	100%

FDP BlackRock Equity Dividend Fund – Investor Institutional Shares	Merrill Lynch Pierce Fenner & Smith	266,272.99	100%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
FDP BlackRock International Fund
FDP BlackRock International Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,926,580.97	100%

FDP BlackRock International Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,606,479.11	100%

FDP BlackRock International Fund – Investor Institutional Shares	Merrill Lynch Pierce Fenner & Smith	285,053.73	100%

Managed Account Series
Advantage Global SmallCap Fund	Merrill Lynch Pierce Fenner & Smith	6,056,360.38	100%

BlackRock GA Disciplined Volatility Equity Fund	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	500,000.00	99.35%

BlackRock GA Enhanced Equity Fund	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	500,000.00	99.39%

Mid Cap Dividend Fund	Merrill Lynch Pierce Fenner & Smith	6,224,509.71	100%

Master Advantage U.S. Total Market LLC	* BlackRock Advantage U.S. Total Market Fund, Inc. 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	100%

Master Focus Growth LLC	* BlackRock Focus Growth Fund, Inc. 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	100%

*	Beneficial owner of shares.

Group B Funds

BlackRock Allocation Target Shares
BATS: Series A Portfolio	* BlackRock Institutional Trust Co. NA As Trustee for the BlackRock Total Return Bond Fund 400 Howard Street San Francisco, CA 94105-2618	38,477,139.01	46.81%

	Merrill Lynch Pierce Fenner & Smith	17,545,584.00	21.34%

	Morgan Stanley & Co.	10,242,748.00	12.46%

	* BlackRock Institutional Trust Co. as Trustee for the BlackRock Strategic Income Opportunities Bond Fund 400 Howard Street San Francisco, CA 94105-2618	9,175,332.78	11.16%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	* BlackRock Advisors LLC BlackRock Dynamic High Income Portfolio 100 Bellevue Parkway Wilmington, Delaware 19809-3716	4,973,341.13	6.05%

BATS: Series C Portfolio	Merrill Lynch Pierce Fenner & Smith	23,431,993.75	62.30%

	Morgan Stanley & Co.	9,243,193.51	24.57%

	Charles Schwab & Co Inc.	3,166,728.73	8.41%

BATS: Series E Portfolio	Merrill Lynch Pierce Fenner & Smith	12,848,246.00	76.62%

	Morgan Stanley & Co.	3,919,129.00	23.37%

BATS: Series M Portfolio	Merrill Lynch Pierce Fenner & Smith	55,424,244.17	66.73%

	Morgan Stanley & Co.	21,624,905.02	26.03%

BATS: Series P Portfolio	Merrill Lynch Pierce Fenner & Smith	7,446,091.55	94.65%

	Morgan Stanley & Co.	420,429.00	5.34%

BATS: Series S Portfolio	Merrill Lynch Pierce Fenner & Smith	6,730,486.58	36.46%

	Morgan Stanley & Co.	6,485,882.57	35.13%

	* BlackRock Allocation Target Shares BATS: Series P Portfolio 100 Bellevue Parkway Wilmington, DE 19809-3716	2,439,280.28	13.21%

BlackRock Bond Fund, Inc.
BlackRock Total Return Fund
BlackRock Total Return Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	88,761,666.80	57.64%

	Edward D Jones and Co.	12,655,267.89	8.21%

	Charles Schwab & Co Inc.	10,978,067.61	7.13%

BlackRock Total Return Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	2,241,378.15	89.41%

BlackRock Total Return Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	12,337,292.91	58.28%

	Morgan Stanley & Co.	1,546,950.27	7.30%

	Pershing LLC	1,395,912.61	6.59%

	Wells Fargo Clearing Services	1,274,114.75	6.01%

BlackRock Total Return Fund – Investor C1 Shares	Merrill Lynch Pierce Fenner & Smith	476,494.01	49.06%

	Morgan Stanley & Co.	131,185.60	13.50%

	UBS WM USA	109,990.18	11.32%

BlackRock Total Return Fund – Investor C2 Shares	Merrill Lynch Pierce Fenner & Smith	55,471.77	61.02%

	Morgan Stanley & Co.	23,867.53	26.25%

	National Financial Services LLC	6,165.23	6.78%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Total Return Fund – Class R Shares	State Street Bank and Trust Company (FBO) ADP Access Product	3,331,333.83	23.64%

	Merrill Lynch Pierce Fenner & Smith	2,384,446.35	16.92%

	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	2,000,265.22	14.20%

	The Hartford 1 Hartford Plaza Hartford, CT 06155	933,988.12	6.63%

BlackRock Total Return Fund – Institutional Shares	Pershing LLC	96,907,490.46	20.12%

	Merrill Lynch Pierce Fenner & Smith	84,284,590.47	17.49%

	National Financial Services LLC	44,753,063.54	9.29%

	American Enterprise Investment Service	33,501,798.45	6.95%

	Charles Schwab & Co Inc.	27,755,061.95	5.76%

	Morgan Stanley & Co.	24,255,256.27	5.03%

BlackRock Total Return Fund – Service Shares	National Financial Services LLC	4,867,106.64	46.69%

	Great West Trust Company LLC 8525 East Orchard Road c/o Mutual Fund Trading Greenwood Village, CO 80111	533,301.52	5.11%

BlackRock Total Return Fund – Class K Shares	TD Ameritrade	82,064,608.29	19.51%

	National Financial Services LLC	79,908,405.30	18.99%

	Edward D Jones and Co.	47,461,910.70	11.28%

	*Toyota Motor Insurance Services Inc. 19001 South Western Avenue NF 10 Torrance, CA 90501	44,482,194.16	10.57%

BlackRock California Municipal Series Trust
BlackRock California Municipal Opportunities Fund
BlackRock California Municipal Opportunities Fund – Investor A Shares	Wells Fargo Clearing Services	11,105,421.64	19.15%

	Merrill Lynch Pierce Fenner & Smith	9,153,297.01	15.78%

	National Financial Services LLC	7,037,186.35	12.13%

	Morgan Stanley & Co.	7,023,061.60	12.11%

	JP Morgan Securities LLC	5,734,931.25	9.89%

	Pershing LLC	5,216,005.06	8.99%

	UBS WM USA	4,766,768.68	8.22%

BlackRock California Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	6,610,634.34	72.23%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock California Municipal Opportunities Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,712,570.57	25.69%

	Wells Fargo Clearing Services	2,691,486.32	25.49%

	Pershing LLC	1,575,255.31	14.92%

	Morgan Stanley & Co.	832,469.66	7.88%

	JP Morgan Securities LLC	758,774.99	7.18%

	UBS WM USA	635,779.23	6.02%

BlackRock California Municipal Opportunities Fund – Investor C1 Shares	UBS WM USA	35,950.80	18.95%

	RBC Capital Markets LLC 60 S 6th Street Minneapolis, MN 55402-4400	33,185.06	17.49%

	Raymond James	23,347.27	12.30%

	Wells Fargo Clearing Services	22,879.85	12.06%

	Morgan Stanley & Co.	15,944.23	8.40%

	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	15,433.11	8.13%

	JP Morgan Securities LLC	12,040.08	6.34%

BlackRock California Municipal Opportunities Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	38,011,907.03	31.79%

	Wells Fargo Clearing Services	11,816,081.40	9.88%

	National Financial Services LLC	10,911,656.70	9.12%

	Charles Schwab & Co Inc.	10,318,510.26	8.63%

	Morgan Stanley & Co.	8,981,418.78	7.51%

	American Enterprise Investment Service	7,925,368.19	6.62%

	TD Ameritrade	7,070,591.67	5.91%

	Pershing LLC	6,593,247.58	5.51%

BlackRock California Municipal Opportunities Fund – Class K Shares	JP Morgan Securities LLC	2,979,826.78	84.30%

	Edward D Jones and Co.	538,378.94	15.23%

BlackRock Funds V
BlackRock Core Bond Portfolio
BlackRock Core Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	32,776,238.50	71.06%

	National Financial Services LLC	3,264,238.03	7.07%

	Edward D Jones and Co.	2,915,959.15	6.32%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Core Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	2,785,006.04	41.45%

	Wells Fargo Clearing Services	701,864.04	10.44%

	Morgan Stanley & Co.	691,625.39	10.29%

BlackRock Core Bond Portfolio – Class R Shares	Merrill Lynch Pierce Fenner & Smith	177,715.63	56.35%

	Ascensus Trust Company FBO The Chempi Pension Plan PO Box 10758 Fargo, ND 58106	63,863.92	20.25%

	Michael Curi Trustee FBO 301 Bellevue Parkway Wilmington, DE 19809	16,468.48	5.22%

BlackRock Core Bond Portfolio – Institutional Shares	Wells Fargo Clearing Services	98,823,958.54	51.87%

	National Financial Services LLC	19,864,900.17	10.42%

	Morgan Stanley & Co.	17,894,044.33	9.39%

	Merrill Lynch Pierce Fenner & Smith	16,515,833.47	8.67%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	12,733,671.45	6.68%

BlackRock Core Bond Portfolio – Service Shares	Massachusetts Mutual Life Insurance Company 1295 State Street MIP M200-INVEST Springfield, MA 01111-0000	2,082,898.58	39.12%

	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	1,236,199.34	23.22%

	Charles Schwab & Co Inc.	755,478.16	14.19%

	National Financial Services LLC	340,640.97	6.39%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	279,982.23	5.25%

BlackRock Core Bond Portfolio – Class K Shares	*Mac & Co Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	24,930,300.90	33.29%

	Newport Trust Company NA 515 Figueroa Street, Suite 1000 Los Angeles, CA 90071-2212	13,734,377.44	18.34%

	Wells Fargo Bank NA FBO Group Health DB BlackRock PO Box 1533 Minneapolis, MN 55480-0000	8,855,161.81	11.82%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Credit Strategies Income Fund
BlackRock Credit Strategies Income Fund – Investor A Shares	National Financial Services LLC	1,746,446.95	23.50%

	TD Ameritrade	1,174,185.93	15.80%

	Merrill Lynch Pierce Fenner & Smith	892,446.18	12.00%

	Charles Schwab & Co Inc.	561,449.05	7.55%

	Wells Fargo Clearing Services	421,899.11	5.67%

	American Enterprise Investment SVC	409,792.99	5.51%

	UBS WM USA	405,600.13	5.45%

BlackRock Credit Strategies Income Fund – Investor C Shares	Morgan Stanley & Co.	512,638.62	17.56%

	Merrill Lynch Pierce Fenner & Smith	411,645.43	14.10%

	Wells Fargo Clearing Services	305,441.03	10.46%

	Pershing LLC	273,210.35	9.36%

	National Financial Services LLC	251,595.87	8.62%

	American Enterprise Investment Service	201,561.27	6.90%

	Charles Schwab & Co Inc.	200,616.33	6.87%

	UBS WM USA	166,250.95	5.69%

	JP Morgan Securities LLC	149,529.42	5.12%

BlackRock Credit Strategies Income Fund – Institutional Shares	American Enterprise Investment Service	8,719,820.47	19.37%

	LPL Financial	5,932,451.44	13.18%

	UBS WM USA	5,467,591.01	12.14%

	National Financial Services LLC	5,290,922.74	11.75%

	Merrill Lynch Pierce Fenner & Smith	4,620,505.35	10.26%

	Pershing LLC	3,711,061.98	8.24%

	Morgan Stanley & Co.	3,274,157.92	7.27%

	Charles Schwab & Co Inc.	2,733,266.09	6.07%

BlackRock Credit Strategies Income Fund – Class K Shares	Edward D Jones and Co.	1,379,434.65	96.64%

BlackRock Emerging Markets Bond Fund
BlackRock Emerging Markets Bond Fund – Institutional Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	5,000.00	99.59%

BlackRock Emerging Markets Bond Fund – Class K Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,495,000.00	100%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio – Investor A Shares	Raymond James	414,179.93	28.22%

	Merrill Lynch Pierce Fenner & Smith	223,722.77	15.24%

	National Financial Services LLC	202,707.46	13.81%

	Wells Fargo Clearing Services	151,786.47	10.34%

	Pershing LLC	137,954.41	9.40%

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	121,746.48	37.00%

	National Financial Services LLC	51,250.83	15.57%

	Wells Fargo Clearing Services	36,747.43	11.16%

	UBS WM USA	31,478.33	9.56%

	Pershing LLC	21,568.81	6.55%

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	1,074,957.93	24.65%

	Wells Fargo Clearing Services	761,756.20	17.47%

	Augusta Health Care, Inc. c/o BlackRock 55 East 52nd Street New York, NY 10055	480,549.61	11.02%

	Raymond James	416,402.49	9.55%

	Wells Fargo Bank NA FBO Central Michigan University Operating PO Box 1533 Minneapolis, MN 55480	337,153.22	7.73%

	Wells Fargo Bank NA FBO Central Michigan University Endowment PO Box 1533 Minneapolis, MN 55480	327,863.70	7.52%

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio – Class K Shares	* BlackRock Holdco2 Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	4,072,599.78	50.80%

	* Providentia Prima Trust 5072 Annunciation Circle, Suite 317 Ane Maria, FL 34142-9730	1,450,576.09	18.09%

	* Russell Sage Foundation 112 East 64th Street New York, NY 10065-7383	1,280,859.80	15.97%

	AXA Equitable Life Insurance Company 525 Washington Blvd. Jersey City, NJ 07310-1606	1,043,841.34	13.02%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Emerging Markets Local Currency Bond Fund
BlackRock Emerging Markets Local Currency Bond Fund – Institutional Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	5,000.00	99.59%

BlackRock Emerging Markets Local Currency Bond Fund – Class K Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	2,495,000.00	100%

BlackRock Floating Rate Income Portfolio
BlackRock Floating Rate Income Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	12,401,818.18	25.72%
	Morgan Stanley & Co.	4,773,943.45	9.90%

	National Financial Services LLC	4,653,187.64	9.65%

	Charles Schwab & Co Inc.	4,577,968.82	9.49%

	JP Morgan Securities LLC	3,956,893.34	8.20%

	UBS WM USA	3,729,227.42	7.73%

	Pershing LLC	2,599,472.41	5.39%

BlackRock Floating Rate Income Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	3,364,306.50	28.73%
	JP Morgan Securities LLC	1,411,480.67	12.05%

	Morgan Stanley & Co.	1,361,448.98	11.62%

	Pershing LLC	910,538.89	7.77%

	Wells Fargo Clearing Services	890,425.15	7.60%

	National Financial Services LLC	812,799.57	6.94%

BlackRock Floating Rate Income Portfolio – Investor C1 Shares	Merrill Lynch Pierce Fenner & Smith	3,364,306.50	28.73%
	Morgan Stanley & Co.	154,295.49	15.95%

	UBS WM USA	93,683.80	9.68%

	Raymond James	66,081.03	6.83%

	Wells Fargo Clearing Services	61,767.87	6.38%

	National Financial Services LLC	59,898.01	6.19%

	Stifel Nicolaus & Co Inc. 501 North Broadway St. Louis, MO 63103	59,243.44	6.12%

BlackRock Floating Rate Income Portfolio – Institutional Shares	National Financial Services LLC	94,023,311.94	32.31%

	Merrill Lynch Pierce Fenner & Smith	56,375,894.35	19.37%

	Charles Schwab & Co Inc.	25,428,209.93	8.73%

	UBS WM USA	24,976,532.79	8.58%

	Pershing LLC	14,777,658.74	5.07%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Floating Rate Income Portfolio – Class K Shares	JP Morgan Securities LLC	12,835,065.24	28.82%

	* Lacera Master OPEB Trust 300 North Lake Avenue, Suite 850 Pasadena, CA 91101-4109	9,472,803.73	21.27%

	* Affiliated Independent Distributors Inc. 500 East Swedesford Road, Suite 200 Wayne, PA 19087-1614	9,338,971.51	20.97%

	* BlackRock Advisors, LLC BlackRock Dynamic High Income Portfolio 100 Bellevue Parkway Wilmington, DE 19809	5,428,669.19	12.19%

	* BlackRock Advisors, LLC BlackRock Managed Income Fund 100 Bellevue Parkway Wilmington, DE 19809	3,883,844.66	8.72%

BlackRock GNMA Portfolio
BlackRock GNMA Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,593,854.57	27.12%

	National Financial Services LLC	1,873,733.62	14.14%

	Pershing LLC	1,795,051.75	13.55%

	Edward D Jones and Co.	688,898.98	5.20%

BlackRock GNMA Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,654,773.84	33.91%

	Wells Fargo Clearing Services	439,094.81	8.99%

	Pershing LLC	391,579.90	8.02%

	Raymond James	379,111.41	7.77%

	National Financial Services LLC	369,824.04	7.57%

	Morgan Stanley & Co.	347,099.13	7.11%

BlackRock GNMA Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	7,842,347.60	28.98%
	Morgan Stanley & Co.	2,476,806.84	9.15%

	American Enterprise Investment Service	2,091,823.62	7.73%

	LPL Financial	1,761,351.82	6.51%

	UBS WM USA	1,673,471.55	6.18%

	National Financial Services LLC	1,513,652.01	5.59%

	Wells Fargo Clearing Services	1,370,164.75	5.06%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock GNMA Portfolio – Service Shares	Charles Schwab & Co Inc.	255,727.79	30.74%

	AUL American Group Retirement Annuity PO Box 368 Indianapolis, IN 46206-0368	172,504.54	20.73%

	AUL American Unit Trust PO Box 368 Indianapolis, IN 46206-0368	74,261.98	8.92%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	113,352.13	13.62%

	National Financial Services LLC	86,238.88	10.36%

BlackRock GNMA Portfolio – Class K Shares	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	1,272,873.23	55.59%

	Nationwide Trust Company c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	383,509.97	16.74%

BlackRock High Yield Bond Portfolio
BlackRock High Yield Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	51,057,990.78	29.42%

	National Financial Services LLC	18,440,236.55	10.62%

BlackRock High Yield Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	12,097,421.04	28.18%

	Morgan Stanley & Co.	6,252,383.89	14.56%

	UBS WM USA	3,966,444.16	9.23%

	Wells Fargo Clearing Services	3,335,341.12	7.76%

	LPL Financial	3,058,722.86	7.12%

	American Enterprise Investment Service	2,424,440.55	5.64%

	National Financial Services LLC	2,392,616.02	5.57%

	Pershing LLC	2,264,839.07	5.27%

BlackRock High Yield Bond Portfolio – Investor C1 Shares	Morgan Stanley & Co.	281,087.35	22.76%

	UBS WM USA	180,700.21	14.56%

	Wells Fargo Clearing Services	160,052.88	12.96%

	Merrill Lynch Pierce Fenner & Smith	94,767.25	7.67%

	Charles Schwab & Co Inc.	94,538.10	6.62%

	National Financial Services LLC.	81,801.93	7.65%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock High Yield Bond Portfolio – Class R Shares	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	7,471,431.76	44.62%

	Merrill Lynch Pierce Fenner & Smith	2,304,084.00	13.76%

	DCGT 711 High Street Des Moines, IA 50392	2,032,820.15	12.14%

	State Street Bank and Trust Company (FBO) ADP Access Product	1,187,614.96	7.09%

BlackRock High Yield Bond Portfolio – Institutional Shares	National Financial Services LLC	502,062,646.15	39.99%

	Merrill Lynch Pierce Fenner & Smith	121,221,110.50	9.65%

	Charles Schwab & Co Inc.	78,260,105.81	6.23%

	Morgan Stanley & Co.	86,649,432.81	6.90%

	UBS WM USA	64,960,644.33	5.17%

BlackRock High Yield Bond Portfolio – Service Shares	Charles Schwab & Co Inc.	10,211,020.32	45.18%

	Matrix Trust Company 35 Iron Point Circle, Suite 300 Folsom, CA 95630	3,267,862.62	14.46%

	National Financial Services LLC	2,982,841.77	13.20%

BlackRock High Yield Bond Portfolio – Class K Shares	JP Morgan Securities LLC	128,541,505.89	23.25%

	National Financial Services LLC	97,751,004.80	17.68%

	* Mac & Co Attn Mutual Fund Ops 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	48,926,218.54	8.84%

BlackRock Inflation Protected Bond Portfolio
BlackRock Inflation Protected Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	7,195,976.86	27.69%

	National Financial Services LLC	3,309,231.40	12.73%

BlackRock Inflation Protected Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	3,891,571.37	32.77%

	Morgan Stanley & Co.	2,177,478.94	18.34%

	Wells Fargo Clearing Services	1,184,410.65	9.97%

	UBS WM USA	890,242.65	7.49%

	National Financial Services LLC	707,774.15	5.96%

	Pershing LLC	686,022.84	5.77%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Inflation Protected Bond Portfolio – Institutional Shares	Morgan Stanley & Co.	47,408,740.58	32.12%

	National Financial Services LLC	22,655,721.17	15.35%

	Merrill Lynch Pierce Fenner & Smith	16,033,291.97	10.86%

BlackRock Inflation Protected Bond Portfolio – Service Shares	Charles Schwab & Co Inc.	535,161.57	21.24%

	UMB Bank NA One Security Benefit Place Topeka, KS 66636	271,554.30	10.77%

	Great West Trust Company LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	242,014.88	9.60%

	Lincoln Retirement Services Co FBO Barton Memorial Hospital P.O. BOX 7876 Fort Wayne, IN 46801-7876	133,590.15	5.30%

BlackRock Inflation Protected Bond Portfolio – Class K Shares	Fidelity Investments Institutional Operations Company 100 Magellan KW1C Covington, KY 41015	6,845,167.91	21.79%

	Edward D Jones and Co.	2,324,585.89	7.40%

	* State of Indiana Trustee FBO State of Indiana DCP 401K 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	2,227,616.39	7.09%

	National Financial Services LLC	2,106,491.99	6.70%

	Great West Trust Company LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	1,970,174.28	6.27%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,702,242.14	5.42%

BlackRock Low Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	59,321,294.49	44.41%

	National Financial Services LLC	54,964,430.54	41.15%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Low Duration Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	12,869,125.43	70.11%

	Morgan Stanley & Co.	1,576,947.29	8.59%

BlackRock Low Duration Bond Portfolio – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	803,470.83	79.77%

BlackRock Low Duration Bond Portfolio – Investor C2 Shares	National Financial Services LLC	17,407.43	28.14%

	Raymond James	9,866.15	15.94%

	TD Ameritrade	9,370.94	15.14%

	Wells Fargo Clearing Services	5,916.14	9.56%

	Morgan Stanley & Co.	4,831.50	7.81%

	Edward D Jones and Co.	4,151.66	6.71%

	JP Morgan Securities LLC	3,257.54	5.26%

BlackRock Low Duration Bond Portfolio – Investor C3 Shares	National Financial Services LLC	28,757.00	16.26%

	Morgan Stanley & Co.	23,992.57	13.56%

	Merrill Lynch Pierce Fenner & Smith	18,804.15	10.63%

	UBS WM USA	18,427.65	10.41%

	TD Ameritrade	11,788.21	6.66%

	Charles Schwab & Co Inc.	15,723.45	8.89%

	Pershing LLC	9,383.85	5.30%

	Wells Fargo Clearing Services	8,909.41	5.03%

BlackRock Low Duration Bond Portfolio – Institutional Shares	Morgan Stanley & Co.	314,793,911.13	70.35%

	National Financial Services LLC	27,565,643.80	6.16%

	Merrill Lynch Pierce Fenner & Smith	22,393,871.66	5.00%

BlackRock Low Duration Bond Portfolio – Class R Shares	Merrill Lynch Pierce Fenner & Smith	318,234.21	68.12%

	State Street Bank and Trust Company (FBO) ADP Access Product	75,709.13	16.20%

	Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222 FBO Infectious Diseases Associates 401(K)	31,837.45	6.81%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Low Duration Bond Portfolio – Service Shares	Charles Schwab & Co Inc.	1,571,949.67	51.25%

	National Financial Services LLC	467,907.29	15.25%

BlackRock Low Duration Bond Portfolio – Class K Shares	National Financial Services LLC	12,779,624.76	47.41%

	Edward D Jones and Co.	4,331,129.18	16.06%

	Morgan Stanley & Co.	316,588.36	10.32%

	Merrill Lynch Pierce Fenner & Smith	1,483,578.58	5.50%

BlackRock Strategic Income Opportunities Portfolio
BlackRock Strategic Income Opportunities Portfolio – Investor A Shares	Charles Schwab & Co Inc.	87,461,071.53	39.72%

	Merrill Lynch Pierce Fenner & Smith	51,677,259.05	23.46%

	National Financial Services LLC	18,539,510.59	8.41%

	Morgan Stanley & Co.	11,611,117.99	5.27%

BlackRock Strategic Income Opportunities Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	18,009,559.50	31.10%

	Morgan Stanley & Co.	7,427,501.51	12.82%

	Wells Fargo Clearing Services	7,000,446.41	12.09%

	American Enterprise Investment Service	4,362,778.08	7.53%

	Raymond James	3,981,958.61	6.87%

	UBS WM USA	4,010,710.70	6.92%

BlackRock Strategic Income Opportunities Portfolio – Institutional Shares	National Financial Services LLC	511,129,012.63	19.15%

	Charles Schwab & Co Inc.	427,053,103.60	16.00%

	Merrill Lynch Pierce Fenner & Smith	344,737,956.97	12.91%

	American Enterprise Investment Service	168,967,947.96	6.33%

	Morgan Stanley & Co.	148,893,988.36	5.57%

BlackRock Strategic Income Opportunities Portfolio – Class K Shares	National Financial Services LLC	220,848,684.24	28.15%

	* The Regents of the University of California 1111 Broadway, Suite 2100 Oakland, CA 94607	110,880,296.03	14.13%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock U.S. Government Bond Portfolio
BlackRock U.S. Government Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	20,083,713.08	56.75%

BlackRock U.S. Government Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,394,121.43	39.17%

	Raymond James	711,924.69	18.15%

	Pershing LLC	180,925.35	5.08%

BlackRock U.S. Government Bond Portfolio – Investor C1 Shares	Merrill Lynch Pierce Fenner & Smith	1,411,979.40	84.46%

BlackRock U.S. Government Bond Portfolio – Class R Shares	Merrill Lynch Pierce Fenner & Smith	1,627,930.62	82.67%
	Ascensus Trust Company FBO Spring Design Partners, Inc. Profit PO Box 10758 Fargo, ND 58106	107,028.27	5.43%

BlackRock U.S. Government Bond Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	5,983,148.78	36.08%
	Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182	2,066,229.83	12.46%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	1,991,446.50	12.00%

	National Financial Services LLC	1,384,167.96	8.34%

BlackRock U.S. Government Bond Portfolio – Service Shares	National Financial Services LLC	129,057.35	76.52%
	Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182	33,212.44	19.69%

BlackRock U.S. Government Bond Portfolio – Class K Shares	Edward D Jones and Co.	106,956.71	70.85%

	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	19,549.92	12.95%

	Great West Trust Company LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	17,960.84	11.89%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Multi-State Municipal Series Trust
BlackRock New Jersey Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund – Investor A Shares	Morgan Stanley & Co.	1,481,061.09	21.36%
	Merrill Lynch Pierce Fenner & Smith	1,245,246.87	17.96%

	Pershing LLC	838,456.67	12.09%

	Wells Fargo Clearing Services	806,726.73	11.63%

	National Financial Services LLC	788,794.02	11.38%

BlackRock New Jersey Municipal Bond Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	892,799.58	32.54%

	Wells Fargo Clearing Services	665,342.25	24.25%
	UBS WM USA	260,487.76	9.49%

	Pershing LLC	186,536.75	6.79%

	Morgan Stanley & Co.	161,694.16	5.89%

BlackRock New Jersey Municipal Bond Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	1,224,852.21	66.83%

	Morgan Stanley & Co.	183,464.47	10.01%

BlackRock New Jersey Municipal Bond Fund – Investor C1 Shares	UBS WM USA	40,079.96	32.65%

	Morgan Stanley & Co.	26,580.27	21.65%

	LPL Financial	24,516.49	19.97%

	Edward D Jones and Co.	11,283.97	9.19%

	TD Ameritrade	8,993.96	7.32%

BlackRock New Jersey Municipal Bond Fund – Institutional Shares	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	4,427,488.28	30.66%

	Merrill Lynch Pierce Fenner & Smith	2,482,008.34	17.19%

	National Financial Services LLC	2,270,623.15	15.72%

	Pershing LLC	856,264.41	5.93%

	American Enterprise Investment Service	899,115.06	6.22%

	UBS WM USA	763,898.02	5.29%

BlackRock New Jersey Municipal Bond Fund – Service Shares	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	102,004.79	14.36%

	TD Ameritrade	68,606.29	9.66%

	National Financial Services LLC	56,749.22	7.99%

	* William C. Goldate & Patricia C. Goldate 301 Bellevue Parkway Wilmington, DE 19809	49,594.85	6.98%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock New Jersey Municipal Bond Fund – Class K Shares	Edward D Jones and Co.	147,358.09	89.04%

	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	18,124.12	10.95%

BlackRock New York Municipal Opportunities Fund
BlackRock New York Municipal Opportunities Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	6,556,659.48	18.70%

	Pershing LLC	5,922,129.98	16.89%

	National Financial Services LLC	4,705,959.11	13.42%

	JP Morgan Securities LLC	4,543,995.67	12.96%

	Morgan Stanley & Co.	4,346,529.16	12.39%

	Wells Fargo Clearing Services	4,314,157.39	12.30%

BlackRock New York Municipal Opportunities Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,788,310.65	20.57%

	Pershing LLC	1,095,060.06	12.59%

	Wells Fargo Clearing Services	1,239,706.69	14.26%

	Morgan Stanley & Co.	1,138,669.13	13.10%

	JP Morgan Securities LLC	839,564.91	9.65%

	National Financial Services LLC	626,984.90	7.21%

	American Enterprise Investment Service	487,045.94	5.60%

BlackRock New York Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	6,535,079.99	69.31%

	National Financial Services LLC	529,255.90	5.61%

BlackRock New York Municipal Opportunities Fund – Investor C1 Shares	UBS WM USA	27,965.83	42.56%

	Morgan Stanley & Co.	18,830.59	28.66%

	Pershing LLC	5,033.33	7.66%

	National Financial Services LLC	4,784.14	7.28%

	Wells Fargo Clearing Services	3,723.42	5.66%

	Oppenheimer & Co Inc. FBO Mrs. Sandra Levine	3,424.65	5.21%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock New York Municipal Opportunities Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	9,668,146.30	21.36%

	Morgan Stanley & Co.	5,475,366.41	12.09%

	National Financial Services LLC	5,901,783.45	13.04%

	American Enterprise Investment Service	5,051,378.89	11.16%

	UBS WM USA	3,873,132.44	8.55%

	LPL Financial	3,901,684.92	8.62%

	Pershing LLC	3,740,623.42	8.26%

	Wells Fargo Clearing Services	3,167,876.11	7.00%

BlackRock New York Municipal Opportunities Fund – Class K Shares	Edward D Jones and Co.	147,048.20	52.01%

	JP Morgan Securities LLC	117,902.89	41.70%

	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	17,732.29	6.27%

BlackRock Pennsylvania Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund – Investor A Shares	National Financial Services LLC	2,804,800.27	32.42%

	Wells Fargo Clearing Services	1,499,763.25	17.33%

	Morgan Stanley & Co.	899,412.32	10.39%

	Merrill Lynch Pierce Fenner & Smith	810,774.81	9.37%

	Edward D Jones and Co.	533,758.83	6.16%

BlackRock Pennsylvania Municipal Bond Fund – Investor C Shares	Wells Fargo Clearing Services	736,190.44	25.54%

	Merrill Lynch Pierce Fenner & Smith	520,435.85	18.05%

	Morgan Stanley & Co.	391,339.28	13.57%

	National Financial Services LLC	272,126.66	9.44%

	Pershing LLC	217,841.73	7.55%

	Charles Schwab & Co Inc.	146,960.19	5.09%

BlackRock Pennsylvania Municipal Bond Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	787,782.68	65.92%

	UBS WM USA	74,093.00	6.20%

BlackRock Pennsylvania Municipal Bond Fund – Investor C1 Shares	Wells Fargo Clearing Services	74,294.48	52.25%

	Morgan Stanley & Co.	28,600.94	20.11%

	UBS WM USA	17,151.29	12.06%

	Charles Schwab & Co Inc.	10,228.69	7.19%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Pennsylvania Municipal Bond Fund – Institutional Shares	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	13,643,712.68	41.21%

	National Financial Services LLC	5,680,084.52	17.16%

	Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182	4,180,504.40	12.62%

	Merrill Lynch Pierce Fenner & Smith	1,787,566.83	5.40%

BlackRock Pennsylvania Municipal Bond Fund – Service Shares	Pershing LLC	80,591.41	49.19%

	National Financial Services LLC	67,254.09	41.05%

BlackRock Pennsylvania Municipal Bond Fund – Class K Shares	Edward D Jones and Co.	213,349.14	91.33%
	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 10 New York, NY 10022-5911	18,204.01	7.79%

BlackRock Municipal Bond Fund, Inc.
BlackRock High Yield Municipal Fund
BlackRock High Yield Municipal Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	5,598,892.88	22.47%
	Edward D Jones and Co.	4,761,765.44	19.11%

	National Financial Services LLC	2,227,165.23	8.94%

	UBS WM USA	2,136,924.08	8.57%

	Morgan Stanley & Co.	1,980,783.63	7.95%

	Wells Fargo Clearing Services	1,944,789.30	7.80%

	Pershing LLC	1,773,448.98	7.11%

BlackRock High Yield Municipal Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,827,865.98	29.42%
	Morgan Stanley & Co.	759,836.98	12.23%

	Wells Fargo Clearing Services	704,696.19	11.34%

	UBS WM USA	596,373.41	9.59%

	Pershing LLC	490,723.42	7.89%

	Edward D Jones and Co.	408,248.45	6.57%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock High Yield Municipal Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	27,923,066.64	45.69%
	Charles Schwab & Co Inc.	7,307,831.03	11.95%

	National Financial Services LLC	4,696,776.82	7.68%

	UBS WM USA	4,590,307.67	7.51%

	Morgan Stanley & Co.	3,359,020.52	5.49%

BlackRock High Yield Municipal Fund – Class K Shares	Edward D Jones and Co.	830,181.48	54.97%
	* EGAP & Co. 2 Burlington Square PO Box 820 Burlington, VT 05402-0820	591,649.35	39.18%

BlackRock National Municipal Fund
BlackRock National Municipal Fund – Investor A Shares	National Financial Services LLC	152,252,073.01	60.10%
	Merrill Lynch Pierce Fenner & Smith	34,706,579.25	13.70%

	Edward D Jones and Co.	20,017,160.16	7.90%

BlackRock National Municipal Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	11,645,226.17	39.74%
	Wells Fargo Clearing Services	3,357,758.33	11.45%

	Morgan Stanley & Co.	2,874,304.42	9.80%

	UBS WM USA	2,407,677.53	8.21%

	American Enterprise Investment Service	1,711,911.93	5.84%

BlackRock National Municipal Fund – Investor C1 Shares	Morgan Stanley & Co.	207,713.48	23.46%
	UBS WM USA	144,869.57	16.36%

	Wells Fargo Clearing Services	111,551.74	12.60%

	Charles Schwab & Co Inc.	84,833.04	9.58%

	National Financial Services LLC	61,687.53	6.96%

	LPL Financial	45,355.65	5.12%

	Edward D Jones and Co.	47,885.66	5.40%

BlackRock National Municipal Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	69,902,852.96	23.82%
	Charles Schwab & Co Inc.	43,802,082.20	14.93%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	36,908,829.86	12.58%

	National Financial Services LLC	29,297,922.93	9.98%

	American Enterprise Investment Service	16,878,242.84	5.75%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock National Municipal Fund – Service Shares	National Financial Services LLC	93,075.78	39.69%
	TD Ameritrade	68,324.64	29.14%

	* Gloria Becker 301 Bellevue Parkway Wilmington, DE 19809	15,097.45	6.43%

	* William N. Barlow 301 Bellevue Parkway Wilmington, DE 19809	13,633.12	5.81%

BlackRock National Municipal Fund – Class K Shares	JP Morgan Securities LLC	171,318,398.43	58.89%
	Edward D Jones and Co.	82,558,705.82	28.38%

BlackRock Short-Term Municipal Fund
BlackRock Short-Term Municipal Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,009,928.52	33.37%
	Edward D Jones and Co.	1,379,326.98	22.90%

	UBS WM USA	833,002.53	13.83%

	Wells Fargo Clearing Services	317,315.04	5.26%

BlackRock Short-Term Municipal Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	885,535.58	54.17%

	Wells Fargo Clearing Services	240,559.62	14.71%

	Morgan Stanley & Co.	119,212.61	7.29%

BlackRock Short-Term Municipal Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	1,342,347.01	80.87%

	UBS WM USA	100,686.09	6.06%

BlackRock Short-Term Municipal Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	14,194,050.73	39.71%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	6,674,742.35	18.67%

	Charles Schwab & Co Inc.	4,184,740.08	11.70%

	National Financial Services LLC	3,480,056.38	9.73%

BlackRock Short-Term Municipal Fund – Class K Shares	Edward D Jones and Co.	209,282.40	30.74%

	JP Morgan Securities LLC	174,872.19	25.68%

	* Mac & Co. 525 William Penn Place, Room 153-3602 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	161,293.37	23.69%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Charles Schwab & Co Inc.	98,986.55	14.53%

	Bank of America N.A. 301 Bellevue Parkway Wilmington, DE 19809	34,049.64	5.00%

BlackRock Municipal Series Trust
BlackRock Strategic Municipal Opportunities Fund
BlackRock Strategic Municipal Opportunities Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	26,099,057.27	19.07%

	Morgan Stanley & Co.	15,418,377.68	11.26%

	UBS WM USA	15,254,573.95	11.14%

	Wells Fargo Clearing Services	15,208,883.27	11.11%

	Edward D Jones and Co.	14,727,839.76	10.76%

	National Financial Services LLC	13,198,498.64	9.64%

	Pershing LLC	10,055,087.38	7.34%

BlackRock Strategic Municipal Opportunities Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	8,869,278.85	36.93%

	Wells Fargo Clearing Services	3,156,216.04	13.14%

	American Enterprise Investment Service	2,295,286.72	9.55%

	Morgan Stanley & Co.	1,915,116.89	7.97%

	UBS WM USA	1,670,098.03	6.96%

BlackRock Strategic Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	1,446,944.15	59.14%

	Morgan Stanley & Co.	423,862.84	17.32%

BlackRock Strategic Municipal Opportunities Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	140,105,781.34	23.94%

	National Financial Services LLC	111,007,342.54	18.96%

	Pershing LLC	49,698,875.85	8.49%

	Morgan Stanley & Co.	42,614,754.63	7.28%

	American Enterprise Investment Service	34,649,891.95	5.92%

	Wells Fargo Clearing Services	31,303,031.17	5.34%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	32,584,249.05	5.56%

	UBS WM USA	31,675,878.02	5.41%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Strategic Municipal Opportunities Fund – Class K Shares	Edward D Jones and Co.	3,327,907.58	54.30%

	JP Morgan Securities LLC	1,337,075.97	21.81%

	*EGAP & Co. 2 Burlington Square PO Box 820 Burlington, VT 05402-0820	978,448.64	15.96%

	*Freeman Partners LP 100 Crescent Court, Suite 1450 Dallas, TX 75201-1833	434,048.59	7.08%

BlackRock Strategic Global Bond Fund, Inc.
BlackRock Strategic Global Bond Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,109,336.53	26.55%

	Charles Schwab & Co Inc.	2,497,226.62	21.32%

	Edward D Jones and Co.	1,560,526.94	13.32%

	TD Ameritrade	1,329,442.41	11.35%

	National Financial Services LLC	1,089,372.78	9.30%

BlackRock Strategic Global Bond Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	583,727.52	45.20%
	UBS WM USA	103,642.23	8.02%

	Pershing LLC	113,868.94	8.81%

	Morgan Stanley & Co.	97,868.55	7.57%

	National Financial Services LLC	75,430.26	5.84%

	Wells Fargo Clearing Services	68,290.07	5.28%

BlackRock Strategic Global Bond Fund, Inc. – Investor C1 Shares	Morgan Stanley & Co.	27,735.98	38.72%
	UBS WM USA	13,061.72	18.23%

	Merrill Lynch Pierce Fenner & Smith	12,223.00	17.06%

	Stifel Nicolaus & Co Inc 501 North Broadway St Louis, MO 63102	8,256.19	11.52%

	National Financial Services LLC	6,894.35	9.62%

BlackRock Strategic Global Bond Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	12,099,659.72	34.15%
	National Financial Services LLC	6,975,519.76	19.68%

	UBS WM USA	4,847,188.55	13.68%

	American Enterprise Investment Service	2,241,980.71	6.32%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Strategic Global Bond Fund, Inc. – Class K Shares	First State Trust Company 2 Righter Parkway Wilmington, DE 19803	3,258,962.38	62.27%

	Edward D Jones and Co.	1,811,026.96	34.60%

FDP Series II, Inc.
FDP BlackRock CoreAlpha Bond Fund
FDP BlackRock CoreAlpha Bond Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	6,052,506.21	100%

FDP BlackRock CoreAlpha Bond Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	3,062,855.57	100%

FDP BlackRock CoreAlpha Bond Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	466,999.74	100%

Managed Account Series II
BlackRock U.S. Mortgage Portfolio
BlackRock U.S. Mortgage Portfolio – Investor A Shares	National Financial Services LLC	927,617.79	32.73%
	Pershing LLC	528,097.18	18.63%

	Charles Schwab & Co Inc.	459,463.22	16.21%

	TD Ameritrade	268,531.18	9.47%

	LPL Financial	177,831.06	6.27%

	Raymond James	151,212.09	5.33%

BlackRock U.S. Mortgage Portfolio – Investor C Shares	National Financial Services LLC	204,124.55	16.52%

	Liberty Bank of Arkansas Centennial Bank FBO Mid-South Surgi 2901 East Highland Drive Jonesboro, AR 72401	174,453.82	14.12%

	Raymond James	133,990.02	10.84%

	American Enterprise Investment Service	129,873.75	10.51%

	Pershing LLC	116,232.39	9.40%

	Liberty Bank of Arkansas Centennial Bank FBO Drs. Health GRO 2091 E. Highland Drive Jonesboro, AR 72401	64,135.09	5.19%

	LPL Financial	62,504.27	5.05%

	Morgan Stanley & Co.	123,420.65	9.98%

BlackRock U.S. Mortgage Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	4,736,972.38	24.66%

	Charles Schwab & Co Inc.	3,652,025.15	19.01%

	National Financial Services LLC	2,396,033.04	12.47%

	American Enterprise Investment Service	1,603,536.30	8.34%

Fund Name/Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Reliance Trust Company PO Box 28004 Atlanta, GA 30358-0004	1,492,138.06	7.76%

	* BNYH Fixed Income LLC 126 5th Avenue, 9th Floor New York, NY 10011-5626	1,183,685.68	6.16%

	LPL Financial	1,128,451.15	5.87%

Master Bond LLC
Master Total Return Portfolio	* BlackRock Bond Fund, Inc. BlackRock Total Return Fund 100 Bellevue Parkway Wilmington, Delaware 19809-3716	N/A	95.07%

*	Beneficial owner of shares.

[FORM OF PROXY CARD]

PROXY	BLACKROCK-ADVISED FUNDS IN THE EQUITY-BOND COMPLEX JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Funds to be held on November 21, 2018 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meetings of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Joint Special Meetings of Shareholders on November 21, 2018.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/blk-30202

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope blk_30202_092418

FUNDS	FUNDS	FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10	Fundname11	Fundname12
Fundname13	Fundname14	Fundname15
Fundname16	Fundname17	Fundname18
Fundname19	Fundname20	Fundname21
Fundname22	Fundname23	Fundname24
Fundname25	Fundname26	Fundname27
Fundname28	Fundname29	Fundname30

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

BLK_30202

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1(a).  To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

           To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Bruce R. Bond	02. Susan J. Carter	03. Collette Chilton	04. Neil A. Cotty
05. Robert Fairbairn	06. Lena G. Goldberg	07. Robert M. Hernandez	08. Henry R. Keizer
09. Cynthia A. Montgomery	10. Donald C. Opatrny	11. John M. Perlowski	12. Joseph P. Platt
13. Mark Stalnecker	14. Kenneth L. Urish	15. Claire A. Walton

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐
27 Fundname27	☐	☐	☐	28 Fundname28	☐	☐	☐
29 Fundname29	☐	☐	☐	30 Fundname30	☐	☐	☐

1(b).  To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds.

           To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Michael J. Castellano	02. Richard E. Cavanagh	03. Cynthia L. Egan	04. Frank J. Fabozzi
05. Robert Fairbairn	06. Henry Gabbay	07. R. Glenn Hubbard	08. W. Carl Kester
09. Catherine A. Lynch	10. John M. Perlowski	11. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐
27 Fundname27	☐	☐	☐	28 Fundname28	☐	☐	☐
29 Fundname29	☐	☐	☐	30 Fundname30	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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∎	xxxxxxxxxxxxxx	BLK1 30202	M	xxxxxxxx	+

[FORM OF PROXY CARD]

PROXY	BLACKROCK-ADVISED FUNDS IN THE EQUITY-BOND COMPLEX JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Funds to be held on November 21, 2018 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meetings of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Joint Special Meetings of Shareholders on November 21, 2018.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/blk-30202

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

FUND FundName1

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

BBC_30202_092518

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1(a).  To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

1(b).  To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Henry Gabbay	☐	☐	☐
07 R. Glenn Hubbard	☐	☐	☐	08 W. Carl Kester	☐	☐	☐
09 Catherine A. Lynch	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

2(a).

To provide voting instructions to BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc. to vote for the election of fifteen Board Nominees to the board of directors of Master Advantage U.S. Total Market LLC and the board of directors of Master Focus Growth LLC, respectively.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

2(b).

To provide voting instructions to BlackRock Total Return Fund of BlackRock Bond Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC. To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Michael J. Castellano	02. Richard E. Cavanagh	03. Cynthia L. Egan	04. Frank J. Fabozzi
05. Robert Fairbairn	06. Henry Gabbay	07. R. Glenn Hubbard	08. W. Carl Kester
09. Catherine A. Lynch	10. John M. Perlowski	11. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
BlackRock Total Return Fund	☐	☐	☐

3(a).	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of fifteen nominees to the board of directors of Master Large Cap Series LLC.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

3(b).

To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC. To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Michael J. Castellano	02. Richard E. Cavanagh	03. Cynthia L. Egan	04. Frank J. Fabozzi
05. Robert Fairbairn	06. Henry Gabbay	07. R. Glenn Hubbard	08. W. Carl Kester
09. Catherine A. Lynch	10. John M. Perlowski	11. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
BlackRock Balanced Capital Fund, Inc.	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	BLK 30202	M	xxxxxxxx	+

[FORM OF N&A]

BLACKROCK-ADVISED FUNDS IN THE EQUITY-BOND COMPLEX

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Joint Special Meetings Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the BLACKROCK-ADVISED FUNDS IN THE EQUITY-BOND COMPLEX Joint Special Meetings of Shareholders to Be Held on November 21, 2018.

The Joint Special Meetings of Shareholders of the BlackRock-Advised Funds in the Equity-Bond Complex will be held on Wednesday, November 21, 2018, at 10:00 a.m., (Eastern time), at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Joint Special Meetings.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Joint Proxy Statement, Notice of Joint Special Meetings and the Form of Proxy Card, are available at:

https://www.proxy-direct.com/blk-30202

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 15, 2018, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/blk-30202

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Joint Special Meetings of Shareholders and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 15, 2018, TO FACILITATE TIMELY DELIVERY.

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18

The Joint Special Meetings are being held to consider and vote on the following proposals:

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

1(a).	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

1(b).	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds.

2(a).

To provide voting instructions to BlackRock Advantage U.S. Total Market Fund, Inc. and BlackRock Focus Growth Fund, Inc. to vote for the election of fifteen Board Nominees to the board of directors of Master Advantage U.S. Total Market LLC and the board of directors of Master Focus Growth LLC, respectively.

2(b).	To provide voting instructions to BlackRock Total Return Fund of BlackRock Bond Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC.

3(a).	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of fifteen nominees to the board of directors of Master Large Cap Series LLC.

3(b).	To provide voting instructions to BlackRock Balanced Capital Fund, Inc. to vote for the election of eleven Board Nominees to the board of directors of Master Bond LLC.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

If you wish to attend the Joint Special Meetings, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Joint Special Meetings.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this shareholder meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch-Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch-Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

BLK_30202_NA_092418